CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.9

LICENSE AND COLLABORATION AGREEMENT

BETWEEN

IMMUNOCORE LIMITED,

on the one hand,

AND

GENENTECH, INC.

AND

F. HOFFMANN-LA ROCHE LTD,

on the other hand,

AS OF NOVEMBER 15, 2018

License and Collaboration Agreement	Confidential

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Exhibit A — Certain Patents

Exhibit B — MAGE-A4 Compounds [***]

Exhibit C — Initial Pre-POC Development Plan and Budget

Exhibit D — Agreed form of press release

Exhibit E — Initial CMC plan

Exhibit F — Material and Technology Transfer Deliverables

Exhibit G — Modified Financial Terms for Other MAGE-A4 Compounds

- i -

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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LICENSE AND COLLABORATION AGREEMENT

This License And Collaboration Agreement (“Agreement”) is made and entered into, effective as of November 15, 2018 (“Effective Date”), by and between Immunocore Limited, having its principal place of business at 101 Park Drive, Milton Park, Abingdon, Oxon, United Kingdom OX14 4RY (“Immunocore”), on the one hand, and Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”), and F. Hoffmann-La Roche Ltd, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”), on the other hand. GNE and Immunocore are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” The term “Party” or “Parties” shall not include Roche unless explicitly stated below.

WHEREAS, Immunocore is a biotechnology company that is engaged in research and development of TCR technology for use in pharmaceutical products.

WHEREAS, GNE and Roche are biopharmaceutical companies engaged in the research, development, manufacture and sale of pharmaceutical products.

WHEREAS, Immunocore, GNE and Roche entered into a Research Collaboration and License Agreement dated as of June 14, 2013 pursuant to which Immunocore and GNE agreed to collaborate in the discovery and development of TCR technology for use in pharmaceutical products (the “Original Agreement”).

WHEREAS, on September 27, 2016, (a) Immunocore, GNE and Roche amended the Original Agreement to, among other things, exclude the targets MAGE-A4 [***] and the related compounds from the collaboration under such agreement, and (b) Immunocore and GNE entered into a license agreement relating to such targets and compounds, pursuant to which the right to develop and commercialize such targets and compounds were granted to Immunocore (the “Second Agreement”).

WHEREAS, concurrently with this Agreement, Immunocore and GNE have agreed to amend the Second Agreement to exclude the target MAGE-A4, MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds, Other MAGE-A4 Compounds and all Other HLA/MAGE-A4 Compounds.

WHEREAS, Immunocore, GNE and Roche now desire to enter into this Agreement to, among other things, develop and commercialize the MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds and Other MAGE-A4 Compounds.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Immunocore, GNE and Roche agree as follows:

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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ARTICLE 1
DEFINITIONS

Capitalized terms -used -in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1            “Accounting Standard” means either (a) International Financial Reporting Standards or (b) United States generally accepted accounting principles, in either case which standards or principles (as applicable) are currently used at the applicable time by, and as consistently applied by, the Parties.

1.2            “Affiliate” of a Party, means any company, corporation or other business entity that is controlled by, controlling, or under common control with such Party. For purposes of this definition, “control” of a business entity (including “controlled by,” “under common control with” or the like) means direct or indirect beneficial ownership of more than fifty percent (50%) interest in the voting stock (or the equivalent) of such business entity or having the right to direct, appoint or remove a majority of members of its board of directors (or their equivalents) or having the power to control the general management of such business entity, by law or contract. [***].

1.3            “Agreement” is defined in the preamble.

1.4            “Alliance Manager” is defined in Section 3.3.

1.5            “Applicable Laws” means all laws, rules and regulations and guidelines which are in force during the Term of this Agreement and in any jurisdiction in which the Research Programs, Development Programs or any part of them, including any Clinical Trial, is performed or in which any Licensed Product is manufactured, sold or supplied to the extent, in each case, applicable to any Party to this Agreement or any Sublicensee.

1.6            “Authorized CMO” is defined in Section 20.7.4.

1.7            “Back-Up Compound” shall mean the MAGE-A4 Compound known by the reference number [***] as defined in Exhibit B.

1.8            “Biosimilar” is defined in Section 13.5.4(c).

1.9            “Business Day” means a day other than a Saturday or a Sunday or a public holiday in California, New York or London.

1.10          “Change of Control” means any of the following with respect to Immunocore: (a) the sale or disposition of all or substantially all of its assets to a Competing Party; (b) the acquisition by a Competing Party, acting alone or in concert with other person(s), of more than fifty percent (50%) of the combined voting power of Immunocore’s outstanding voting securities or otherwise the power to control the appointment of the board of directors of Immunocore; or (c) a merger, consolidation, share exchange or other similar transaction of Immunocore and a Competing Party which results in the holders of the outstanding voting securities of Immunocore immediately prior to such merger, consolidation, share exchange or other similar transaction ceasing to hold more than fifty percent (50%) of the combined voting power of the surviving, purchasing or continuing entity immediately after such merger, consolidation, share exchange or other similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely on account of an (x) initial public

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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or secondary offering, or (y) the acquisition of securities of Immunocore by one or more institutional investors, or Affiliates thereof, which are not Competing Parties, that acquire Immunocore’s securities in a transaction or series of related transactions (i) primarily for purposes of equity investment, or (ii) as a sale of assets, merger or other transaction effected exclusively for the purpose of obtaining tax or other fiscal benefit or changing the corporate domicile of Immunocore.

1.11           “Clinical Trial” means a Phase I Clinical Trial, Phase II Clinical Trial (including for avoidance of any doubt a Phase Ib or Phase IIb Clinical Trial) or Phase III Clinical Trial or any other equivalent, combined or other trial in which any Licensed Product is administered to a human subject.

1.12           “Co-Funding” is defined in 6.1,

1.13           “Co-exclusive with Immunocore” is defined in Section 9.1.1(c)(ii).

1.14           “Co-Funding Withdrawal Notice” is defined in Section 8.1.

1.15           “Co-Promotion Agreement” is defined in Section 7.2.

1.16           “Combination” is defined in Section 1.100(c).

1.17           “Commercialization Plan” is defined in Section 3.8.1.

1.18           “Companion Diagnostic” means any product [***] and any other product or service that: [***].

1.19           “Competing Party” means a Third Party entity that [***], but, for the avoidance of doubt, excluding any Third Party entity [***].

1.20           “Compound” means an ImmTAC that comprises (a) a TCR (or a portion of a TCR that comprises a TCR alpha chain variable domain and a TCR beta chain variable domain), wherein the TCR (or portion of the TCR) binds to an HLA presented antigen derived from the Target, and (b) an Effector.

1.21           “Compulsory Sublicense” means a sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to manufacture, use, sell, offer for sale, import or export a Product in any country in the Territory [***].

1.22           “Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense.

1.23           “Confidential Information” means proprietary Know-How (of whatever kind and in whatever form or medium, including copies thereof), tangible materials or other deliverables (a) disclosed by or on behalf of a Party in connection with this Agreement, whether prior to or during the Term and whether disclosed orally, electronically, by observation or in writing, or (b) created by, or on behalf of, either Party and provided to the other Party, or created jointly by the Parties, in the course of this Agreement. For the avoidance of doubt, “Confidential Information” includes Know-How regarding such Party’s research, development plans, clinical trial designs, preclinical and clinical data, technology, products, business information or objectives and other information of the type that is customarily considered to be confidential information by entities engaged in activities

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement.

1.24           “Control” or “Controlled by” means the rightful possession by a Party, whether directly or indirectly and whether by ownership, license (other than pursuant to this Agreement) or otherwise as of the Effective Date or throughout the Term, of the unfettered right (excluding where any required Third Party consent cannot be obtained) to grant a license, sublicense or other right to exploit, as provided herein, without violating the terms of any agreement with any Third Party.

1.25           “Controlled Affiliate” shall mean an entity that is controlled by GNE or Immunocore or their respective Sublicensees.

1.26           “Costs” means any out of pocket costs and internal expenses incurred by a Party in the performance of activities directly related to the research, development (including activities related to such Party’s efforts to obtain Regulatory Approval) and commercialization of a Licensed Product. Such internal expenses will be charged by each Party based on its actual FTE Rate basis unless otherwise mutually agreed by the Parties as set out herein; provided that [***].

1.27           “Covers” (including variations such as “Covered”, “Covering” and the like), means, with respect to a particular Patent and in reference to a particular compound or product (whether alone or in combination with one or more other ingredients), that the use, manufacture, sale, supply, import, offer for sale of such compound or product would infringe a Valid Claim or a Valid Platform Claim, as the case may be, of such Patent in the absence of any license granted under this Agreement.

1.28           “CPA Firm” is defined in Section 14.7.2.

1.29           “Create Act” is defined in Section 15.2.4.

1.30           “Data Packages” is defined in Section 20.7.1(b)(iv).

1.31           “Development Costs” means, with respect to a Licensed Product to the extent incurred during the Term and in accordance with this Agreement and a Development Plan and Development Budget, as applicable, the following Costs incurred in accordance with Accounting Standard: [***].

1.32           “Development Budgets” means the Pre-POC Development Budget and the Global Development Budget.

1.33           “Development Plans” means the Pre-POC Development Plan and the Global Development Plan.

1.34           “Development Programs” means the Pre-POC Development Program and the Global Development Program.

1.35           “Diligent Efforts” means carrying out obligations or tasks using commercially reasonable efforts and resources comparable with standard practices of pharmaceutical companies [***] to the Party concerned and exercising decisions in good faith and using prudent, scientific and business judgment.

1.36           “Dispute(s)” is defined in Section 21.1.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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1.37           “Effector” means any protein or polypeptide having the ability to modulate immune cell function such as anti-CD3 scFv, including derivatives or variants thereof.

1.38           “Effective Date” is defined in the preamble.

1.39           “Enhanced ImmTAC Patent” means a Patent owned and Controlled by Immunocore (a) having all of its priority date(s) between [***], and (b) claiming [***].

1.40           “Enhanced MAGE-A4 Compound” means a Compound [***].

1.41           “EU” means the member states of the European Union from time to time, or any successor entity thereto performing similar functions, together with, should it cease to be a member state of the European Union, the United Kingdom.

1.42           “Event” means the events listed in Sections 13.1.2, 13.3.1 and 13.3.5.

1.43           “Event Payment” means the payments on achieving an Event and as set out in Section 13.1.2, 13.3.1 and 13.3.5.

1.44           “Excess Costs” is defined in Section 6.6.

1.45           “Executives” is defined in Section 3.10.5.

1.46           “FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.47           “Field” means any and all uses, including, without limitation, human therapeutic applications including, but not limited to, therapeutic, prophylactic and diagnostic uses, but excluding any product that contains cells transfected with genes encoding TCRs or modified TCRs [***].

1.48           Intentionally Omitted

1.49           “First Commercial Sale” means, with respect to a particular Licensed Product in a given country, the first commercial sale of such Licensed Product following Marketing Approval in such country by or under authority of a Party or any of GNE’s Sublicensees. As used herein, “Marketing Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacturing, use, storage, import, transport and sale of Licensed Products in a country or regulatory jurisdiction. For countries where governmental approval is required for pricing or reimbursement for the Licensed Product, “Marketing Approval” shall not be deemed to occur until such pricing or reimbursement approval is obtained; provided, to the extent the applicable Party or any of GNE’s Sublicensees sell a Licensed Product prior to obtaining such pricing or reimbursement approval, such sales shall be accrued at the time of sale and any royalties thereon shall be paid in the quarter following the obtaining of such pricing or reimbursement approval. For the purpose of clarity and subject to Section 1.100(a), sales of Licensed Products between or among any Party, GNE’s Affiliates and GNE’s Sublicensees shall be excluded from “First Commercial Sale.”

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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1.50           “Foreground IP” means Immunocore Foreground IP, GNE Foreground IP, and Joint Foreground IP.

1.51           “FTE” means, with respect to a person, the equivalent of the work of one (1) employee full time for one (1) year (consisting of in general a total of [***] per year (excluding vacations and holidays), or such other period as may be prescribed by Applicable Law, on a country-by-country basis). Overtime, and work on weekends, holidays and the like will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution.

1.52           “FTE Rate” means [***].

1.53           “Full Data Package” means, with respect to each Other HLA/MAGE-A4 Compound: (a) any relevant information within Immunocore’s Control relating to such Other HLA/MAGE-A4 Compound(s), including all information regarding safety, efficacy, toxicity, or potential side effects, as well as all data collected from performing any pharmacokinetic, absorption, distribution, metabolism or excretion study, and toxicology studies, and any information resulting from or related to clinical trials; (b) any relevant data and information in Immunocore’s Control relating to the manufacture, formulation, and cost of goods for such Other HLA/MAGE-A4 Compound(s); and (c) any relevant documentation, filings, correspondence or other non-privileged information in Immunocore’s Control related to existing or potential Patents related to such Compound(s). The format and depth of data to be provided in such Full Data Package shall be mutually agreed to by the Parties.

1.54           “Global Development Budget” is defined in 5.7.1.

1.55           “Global Development Plan” is defined in 5.7.1.

1.56           “Global Development Program” means the activities conducted by the Parties pursuant to Section 5.7.1 and the Global Development Plan.

1.57           “GMP” means all current good manufacturing practices applicable to biopharmaceuticals in the United States and/or in the European Union, as are in effect from time to time during the Term.

1.58           “GNE” is defined in the preamble.

1.59           “GNE Background IP” means (a) the Know-How Controlled by GNE as of the Effective Date in so far as it relates to any MAGE-A4 Compound, Enhanced MAGE-A4 Compound, Other MAGE-A4 Compound or Licensed Product, or the manufacture, use, import, offer to sell, or sale of such Compound or Licensed Product, developed pursuant to the Original Agreement; (b) any Patents claiming the Know-How in Section 1.59(a), which Patents have an earliest priority date prior to the Effective Date; and (c) any other Know-How and/or Patents Controlled by GNE which the Parties agree to apply when carrying out the activities under this Agreement. For the avoidance of doubt, GNE Background IP will exclude any Patents or Know-How [***].

1.60           “GNE Background Patents” is defined in Section 20.7.2(e).

1.61           “GNE Controlled Patents” is defined in Section 15.3.3(b).

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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1.62           “GNE Foreground IP” means (a) any Know-How discovered, conceived or reduced to practice solely by or on behalf of GNE after the Effective Date in the course of performing activities under this Agreement (“GNE Foreground Know-How”); and (b) any Patents claiming the Know-How in Section 1.62(a), which Patents have an earliest priority date after the Effective Date (“GNE Foreground Patents”). GNE Foreground IP will exclude any Patents or Know-How [***].

1.63           “GNE Know-How” is defined in Section 20.7.2(c).

1.64           “GNE Patents” is defined in Section 20.7.2(b).

1.65           “GNE Regulatory Information” is defined in Section 20.7.2(d),

1.66           “GNE Reversion IP” is defined in Section 20.7.2(a).

1.67           “HLA” means human leukocyte antigen type A2. [***].

1.68           “IMCC103C” or “IMC-C103C” means the [***] MAGE-A4 Compound known by that reference number as defined in Exhibit B.

1.69           “ImmTAC” means a bifunctional protein that combines a high affinity TCR with an anti-CD3 scFv domain or other Effector.

1.70           “Immunocore” is defined in the preamble.

1.71           “Immunocore Controlled Patents” is defined in Section 15.3.1.

1.72           “Immunocore Foreground IP” means (a) any Know-How discovered, conceived or reduced to practice solely by or on behalf of Immunocore after the Effective Date in the course of performing activities under this Agreement; and (b) any Patents claiming the Know-How in Section 1.72(a), which Patents have an earliest priority date after the Effective Date.

1.73           “Immunocore ImmTAC Improvement IP” is defined in Section 15.3.1.

1.74           “Immunocore Platform IP” means any (a) Know-How in so far as it relates to MAGE-A4, any MAGE-A4 Compound, an Enhanced MAGE-A4 Compound or an Other MAGE-A4 Compound or Licensed Product, or Companion Diagnostic, Controlled by Immunocore as of the Effective Date, or created by Immunocore after the Effective Date outside the course of activities conducted under this Agreement; (b) any Patents claiming the Know-How in Section 1.74(a) or Covering any MAGE-A4 Compound, Enhanced MAGE-A4 Compound, Other MAGE-A4 Compound or Licensed Product, or Companion Diagnostic; and (c) any other Patents, Controlled by Immunocore that are necessary or useful for the purposes of researching, developing, making, importing, selling, offering for sale, or commercializing Licensed Products or Companion Diagnostic. Immunocore Platform IP includes but is not limited to the Patents in Exhibit A, Parts B and C, and Enhanced ImmTAC Patents; but excludes (i) Licensed Product IP; and (ii) Immunocore Foreground IP.

1.75           “IND” means an investigational new drug application filed- with the FDA pursuant to 21 CFR Part 312 before the commencement of clinical trials of a product, or any comparable or equivalent filing with any relevant regulatory authority in any other jurisdiction required before the commencement of any clinical trial.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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1.76           “Indemnitee” is defined in Section 19.3.

1.77           “Indemnitor” is defined in Section 19.3.

1.78           “Indication” is defined in Section 13.3.1.

1.79           “Infringement” is defined in Section 15.5.1.

1.80           “Initial Data Package” means the information to be provided by Immunocore to GNE pursuant to the right of first negotiation granted to GNE under Section 9.2.1, which shall include: any relevant IMPD supporting reports approved for use according to Immunocore’s then current SOPs, IMPD & IB documentation, Immunocore compiled headline clinical data reports/analyses generated during the course of any clinical trial and interim or final clinical study reports, all where available.

1.81           “Initial Terminated Product Data Package” is defined in Section 20.7.1(b)(i).

1.82           “JCC” is defined in Section 3.8.1.

1.83            “JDC” is defined in Section 3.4.1.

1.84            “Joint Foreground IP” means (a) any Know-How discovered, conceived or reduced to practice by one or more employees of, or on behalf of, GNE, and one or more employees of, or on behalf of, Immunocore in the course of performing activities under this Agreement; and (b) any Patents claiming the Know-How in Section 1.84(a), which Patents have an earliest priority date after the Effective Date. For the avoidance of doubt, Joint Foreground IP excludes any GNE Foreground IP and any Immunocore Foreground IP.

1.85            “JPT” is defined in Section 3.6.1.

1.86           “JRC” is defined in Section 3.7.1.

1.87           “Key Business Terms” is defined in Section 20.7.1(b)(ii).

1.88           “Know-How” means all information, inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, test data (including pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information and test data, related reports, structure-activity relationship data and statistical analysis), analytical and quality control data, protocols, processes, models, designs, and other information regarding discovery, development, marketing, pricing, distribution, cost, sales and manufacturing. Know-How shall not include any Patents.

1.89           “Licensed Product” means any and all pharmaceutical preparations (other than a Companion Diagnostic) containing a MAGE-A4 Compound, an Enhanced MAGE-A4 Compound or an Other MAGE-A4 Compound alone or in combination with one or more active ingredients, auxiliaries and/or additives or formulations.

1.90           “Licensed Product IP” means: (i) the Patent in Exhibit A, Part A; (ii) any other Patents or Know-How Controlled by Immunocore as of the Effective Date or during the Term of the Agreement

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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relating solely to: (a) any MAGE-A4 Compound, any Enhanced MAGE-A4 Compound, an Other MAGE-A4 Compound or any Licensed Product, or any combination of the foregoing; and (b) the manufacture, use, import, offer to sell, or sale of such Compound or Licensed Product,

1.91            “Loss” or “Losses” is defined in Section 19.1.

1.92            “MAA” or “Marketing Approval Application” means BLA, sBLA, NDA, sNDA and any equivalent thereof in the United States or any other country or jurisdiction in the Territory including a marketing approval application filed with the EMA. As used herein: “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 600 et seq., for FDA approval of a Licensed Product and “sBLA” means a supplemental BLA; and “NDA” means a New Drug Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 314 et seq., for FDA approval of a Licensed Product and “sNDA” means a supplemental NDA.

1.93            “MAGE-A4” means the protein known as Melanoma Associated Antigen 4 which has UNIPROT number P43358 and the gene that encodes for such protein.

1.94            “MAGE-A4 Compound” refers to IMCC103C or the Back-Up Compound [***], each as described in Exhibit B, and any variant of the foregoing that is considered by the FDA or the European Medicines Agency to be equivalent to either IMCC103C or the Back-Up Compound, and where “equivalent” means for these purposes that such variant [***] to IMCC103C or the Back-Up Compound.

1.95            “Major European Market” means [***].

1.96            “Manufacturing Cost” means the fully-burdened aggregate direct and indirect costs and expenses incurred by a Party in accordance with Accounting Standard to manufacture Licensed Product consisting solely of: [***].

1.97            “Materials” is defined in Section 10.3.

1.98            “Milestone Payments” means the milestone payments payable on the occurrence of the Net Sales Events in Section 13.4.

1.99            “MSA” is defined in Section 10.2.

1.100          “Net Sales” means, with respect to a Licensed Product, an amount calculated by subtracting from the amount of Sales of such Licensed Product by a Party or its Sublicensees to Third Parties (including distributors): (i) a lump sum deduction of [***] of Sales in lieu of those deductions which are not accounted for by a Party on a Licensed Product-by-Licensed Product basis [***]. The deductions under this Section will be those deductions as consistently applied by a Party or their Sublicensees in accordance with internal practices. As used in this Section 1.100:

(a)             Sales Among Affiliates and Sublicensees. Sales between or among a Party and its Affiliates or Sublicensees shall be excluded from the computation of Net Sales, provided (a) there is an arms’ length sale or supply to a Third Party in relation to such Licensed Product, and (b) any sale between a Party and its Affiliates or Sublicensee is made on an arms’ length basis.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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(b)             Supply as Samples/Test Materials. Notwithstanding anything to the contrary in the definition of Net Sales, the following supply or other disposition of Licensed Products shall be excluded from the computation of Net Sales: (i) samples provided free of charge to any Third Party and in accordance with standard industry practice (but not in circumstances where such Third Party is able to pass samples to any other Third Party other than free of charge); (ii) for use in non-clinical or clinical studies (provided such samples are provided to any Third Party in exchange for data from such study, at cost, or free of charge); (iii) for use in any tests or studies reasonably necessary to comply with any Applicable Law(s), regulation or request by a regulatory or governmental authority (provided such samples are provided to any Third Party in exchange for data from such test or study, at cost, or free of charge) or (iv) as is otherwise reasonable and customary in the industry (but not in circumstances where such Third Party is able to pass samples to any other Third Party other than free of charge).

(c)             Licensed Products Sold in Combinations. In the event that a Licensed Product is sold or supplied in combination (in the same package, including as a co-formulation) with one or more other active ingredients or other products that are not the subject of this Agreement (for purposes of this Section 1.100(c), a “Combination”), the following shall apply: [***]

(d)             Sales from Compulsory Sublicensees. The Parties shall discuss in good faith and agree the reasonable treatment to be used on a consistent basis to fairly share Compulsory Sublicense payments between the Parties. For the purpose of clarity, no Party will be penalized or be subject to material breach for delayed or deferred payments during the period of discussion.

1.101        “Net Sales Event(s)” means the events listed in Section 13.4.1.

1.102        “Net Sales Report” is defined in Section 14.2.

1.103        “Original Agreement” is defined in the recitals.

1.104        “Other HLA/MAGE-A4 Compound” means a Compound that binds to an antigen of MAGE-A4 other than HLA-A2. For clarity, no MAGE-A4 Compound, no Enhanced MAGE-A4 Compound, and no Other MAGE-A4 Compound shall be an Other HLA/MAGE-A4 Compound.

1.105        “Other MAGE-A4 Compound” means a Compound that binds to an HLA-A2 antigen of MAGE-A4 is (a) generated solely by Immunocore or jointly by the Parties during the Term as a result of activities under a Research Program or (b) generated solely by GNE during the Term as a result of activities under a Research Program; provided, that such Compound is not a MAGE-A4 Compound or an Enhanced MAGE-A4 Compound.

1.106        “Party” is defined in the preamble.

1.107        “Party Vote” is defined in Section 3.10.2.

1.108        “Patent(s)” means any and all patents and patent applications and any patents issuing therefrom or claiming priority thereto, worldwide, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, reexaminations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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1.109        “Permissible Excess Costs” is defined in Section 6.6.1.

1.110        “Phase I Clinical Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety of a Licensed Product in healthy individuals or patients as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the United States.

1.111        “Phase Ib Clinical Trial” means a human clinical trial of a Licensed Product, consistent with 21 C.F.R. 312.21(a) or other applicable regulatory requirements outside the United States, which is designed to determine the maximum tolerated dose (with the maximum tolerated dose being the highest dose of treatment that will produce the desired effect without unacceptable toxicity, intended for use in a subsequent trial).

1.112        “Phase II Clinical Trial” means a human clinical trial, for which the primary endpoints include a determination of dose ranges and/or a preliminary determination of efficacy of a Licensed Product in patients being studied as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the United States. Phase II Clinical Trials shall include Phase Ila and Phase Jib Clinical Trials.

1.113        “Phase II Supply” is defined in Section 5.8.

1.114        “Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a Licensed Product for one or more indications in order to obtain marketing approval of such Licensed Product for such indication(s), as further defined in 21 C.F.R. §312.21 or a similar clinical study in a country other than the United States.

1.115        “Pivotal Trial” is defined in Section 13.3.2(e).

1.116        “Pre-POC Development Budget” is defined in Section 5,3.2.

1.117        “Pre-POC Development Plan” is defined in Section 5.3.1.

1.118        “Pre-POC Development Program” means the activities conducted by the Parties pursuant to Section 5.3 and the Pre-POC Development Plan.

1.119        “Pre-POC Term” is defined in Section 5.3.4,

1.120        “Project Co-Leader” is defined in Section 3.6.1.

1.121        “Prosecute and Maintain” or “Prosecution and Maintenance” is defined in Section 15.1.1.

1.122        “QAA” is defined in Section 10.2.

1.123        “Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals required for marketing or use of a Licensed Product (including, without limitation, approvals of, BLAs (as defined in Section 1.92), investigational new drug applications, pre- and post- approvals, and labeling approvals and any supplements and amendments to any of such approvals) of any national, supra-national, regional, state or local regulatory agency,

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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department, bureau, commission, council or other governmental entity, necessary for the development, Manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Licensed Products in a regulatory jurisdiction. In the United States, its territories and possessions, Regulatory Approval means approval of any Marketing Approval Application or equivalent by the FDA.

1.124        “Release” is defined in Section 17.1.

1.125        “Research Budget” is defined in Section 4.2.

1.126        “Research Plan” is defined in Section 4.2.

1.127        “Research Program” means the activities conducted by the Parties either alone or jointly pursuant to a Research Plan.

1.128        “Research Term” is defined in Section 4.3.

1.129        “Roche” is defined in the preamble.

1.130        “Rules” is defined in Section 21.2.1.

1.131        “RON” is defined in Section 20.7.

1.132        “Sales” means, with respect to a Licensed Product, for any period, the amount stated in a Party’s “Sales” line of its quarterly produced and reviewed financial statements with respect to such Licensed Product for such period, which amount reflects the gross invoice price such Licensed Product sold or otherwise disposed. of (other -than for use as clinical supplies or free samples) by such Party and its Sublicensees reduced by gross-to-net deductions (to the extent applied consistently by a Party and its Sublicensees with respect to sales of their respective other products) if not previously deducted from the amount invoiced, taken in accordance with the then currently used Accounting Standard. By way of example, the gross-to-net deductions taken in accordance with the Accounting Standard as of the Effective Date are the following: [***]

For the purpose of clarity and subject to Section 1.100(a), sales of Licensed Products between or among any of Party, its Affiliates or their Sublicensees shall be excluded from “Sales”.

1.133        “Second Agreement” is defined in the recitals.

1.134        “Secondary Data Package” is defined in Section 20.7.1(b)(iii).

1.135        “Section 15.5.2 Enforcement” is defined in Section 15.5.3.

1.136        “Sublicensee” shall mean a Third Party or Affiliate who has been granted a sublicense under the licenses granted under Article 9 and where such sub-license is in compliance with Section 9.1.6.

1.137        “Target” means Melanoma-Associated Antigen A4, also known as MAGE-A4.

1.138        “TCR” means T-cell receptor.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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1.139        “Tecentriq”TM means that certain GNE proprietary monoclonal antibody of IgG1 isotype against the protein programmed cell death-ligand 1 (PD-L1) having as its active ingredient atezolizumab.

1.140        “Tecentriq Combination Trial” is defined in Section 5.3.3.

1.141        “Term” is defined in Section 20.1.

1.142        “Terminated Product” is defined in Section 20.6.

1.143        “Termination Effective Date” is defined in Section 20.6.1.

1.144        “Territory” means all the countries of the world.

1.145        “Third Party” means any entity other than Immunocore, GNE or an Affiliate of any of the foregoing.

1.146        “Third Party Agreement” is defined in Section 9.2.3,

1.147        “Third Party Claims” is defined in Section 19.1,

1.148        “Third Party Infringement Claim” is defined in Section 15.7.1.

1.149        “Title 11” is defined in Section 20.3.

1.150        “Transfer Agreement” is defined in Section 20.7.1(c).

1.151        “US” means the United States of America and its territories and possessions.

1.152        “Valid Claim” means, with respect to a particular country, (a) a claim in an issued and unexpired (i) Patent within the Licensed Product IP or (ii) Enhanced ImmTAC Patent, or (b) a claim in an issued and unexpired Patent within the Joint Foreground IP or Immunocore Foreground IP, or (c) a claim in an issued and unexpired Patent within GNE Foreground IP claiming the Know-How conceived prior to, and reduced to practice either prior to or within [***] after, the issue of a Co-Funding Withdrawal Notice, in each case in such country that has not lapsed or been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that has not been admitted to be invalid or unenforceable through re-examination, re-issue, inter partes review, disclaimer or otherwise, or lost in an interference proceeding.

1.153        “Valid Platform Claim” means, with respect to a particular country, a claim in an issued and unexpired Patent within the Immunocore Platform IP, excluding Enhanced ImmTAC Patents, in such country that has not lapsed or been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that has not been admitted to be invalid or unenforceable through re-examination, re-issue, inter partes review, disclaimer or otherwise, or lost in an interference proceeding.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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1.154        “VAT” means, in the EU, value added tax calculated in accordance with Council Directive 2006/112/EC, as implemented in each country member state and, in a jurisdiction outside the EU, any equivalent tax.

1.155        “Working Group” is defined in Section 3.5.

ARTICLE 2
OTHER AGREEMENTS

2.1            For the avoidance of doubt, the Parties agree that the Target, and any and all MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds, Other MAGE-A4 Compounds and all Other HLA/MAGE-A4 Compounds, are excluded from the Second Agreement and this Agreement shall govern all matters relating to the Target and such compounds.

ARTICLE 3
GOVERNANCE

3.1            Collaboration Overview. Subject to the terms and conditions of this Agreement, the Parties desire and intend to collaborate in the development of Licensed Products in the Field in the Territory and to share certain costs related to the development and, subject to Immunocore’s right to issue a Co-Funding Withdrawal Notice, commercialization of Licensed Products and any Companion Diagnostics. The Parties desire to establish the following committees to oversee the collaboration and to provide a forum for discussion of matters relating to it: Joint Project Team (JPT), Joint Research Committee (JRC), Joint Development Committee (JDC) and Joint Commercialization Committee (JCC).

3.2            Limits on Committee Authority. Each Party shall retain the rights, powers and discretion granted to it under this Agreement and any ancillary agreements and no such rights, powers, or discretion shall be delegated to or vested in the JPT, JRC, JDC, JCC or any subcommittee of them unless such delegation or vesting of rights is expressly provided for in this Agreement or any ancillary agreements or the Parties expressly so agree in writing. Notwithstanding anything to the contrary in this Agreement, in no circumstances shall the JPT, JRC, JDC, JCC or any subcommittee of them have any power to amend, modify or waive compliance with this Agreement.

3.3            Alliance Managers. Promptly following the Effective Date and in any event within [***] after the Effective Date, each Party shall designate an individual to act as the primary point of contact for such Party for matters related to this Agreement (such Party’s “Alliance Manager”), unless another contact is expressly specified in this Agreement or designated by the JDC for a particular purpose. The Alliance Managers shall facilitate the flow of information and collaboration between the Parties and assist in the resolution of potential and pending issues and potential disputes in a timely manner to enable the JDC, JRC or JCC, as appropriate, to reach consensus and avert escalation of such issues or potential disputes. Either Party may replace its Alliance Manager at any time upon prior written notice (including by email) to the other Party’s Alliance Manager. Each Party shall ensure that its Alliance Manager is capable of performing the obligations required of an Alliance Manager under this Agreement. As of the Effective Date, the Alliance Managers are: [***].

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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3.4            Joint Development Committee

3.4.1          Formation and Composition. As soon as reasonably possible and in any event within [***] after the Effective Date, lmmunocore and GNE shall establish a joint development committee (the “JDC”) to act as the steering committee to oversee, review and manage the development of the Licensed Products in accordance with the Development Plans. The JDC shall be composed of at least [***] but no more than [***] representatives designated by each Party (and the Parties need not have the same number of representatives). Representatives must be appropriate for the tasks then being undertaken and the stage of development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JDC contact. Each Party may replace its representatives from time to time by informing the other Party in writing (which may be by email); provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by informing the other Party’s representatives in writing (which may be by email) in advance and following provision of such written notification the alternate will be entitled to perform the functions of such representative, The Alliance Managers and Project Co-Leaders may attend meetings of the JDC but shall have no right to vote on any decisions of the JDC.

3.4.2          JDC Responsibilities. In addition to its overall responsibility for overseeing, reviewing and managing the Development Plans, the JDC shall, in particular:

(a)             manage and govern the activities of the Parties with respect to the development, manufacture, and regulatory approval of MAGE-A4 Compounds, Licensed Product(s) and Companion Diagnostics;

(b)             work with the Project Co-Leaders to coordinate the activities of the Parties hereunder, including review and approval of the allocation of resources and efforts under the Development Plan;

(c)             review and approve any proposed modification of the Development Plans, including the Development Budgets;

(d)             analyse the opportunities for development of MAGE-A4 Compound both as a monotherapy and in combination, including by deciding whether to seek new indications, formulations or uses for the Licensed Products in the Territory where appropriate, such as for Licensed Product life cycle management;

(e)             review and approve the protocols for all Clinical Trials conducted under the Development Plans and any material amendments thereto (including any amendments which would change the primary endpoint of such Clinical Trial, dosage or similar matters), provided that such review and approval shall be conducted within a timeframe that does not extend beyond [***];

(f)              review quarterly financial forecasts for development (including timing of expenditures) to ensure actual and anticipated expenditure is within the approved Development Budget for the relevant [***];

(g)             discuss and oversee CMC related activities including CMC related regulatory activities and maintenance of regulatory submissions, including INDs, for Licensed

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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Products to ensure regulatory compliance and timely management of responses to any regulatory authority queries pre- and post-approval as was during regulatory review processes;

(h)             review, discuss, coordinate and approve funding or supply of Licensed Product for any externally sponsored research in the Territory and establish a group to review and approve proposals for externally sponsored research involving the Licensed Product(s);

(i)               review, discuss, and approve publication strategy relating to the Licensed Products and the plan for scientific presentations and publications, in accordance with Article 17, save that publication strategy relating to Research Programs shall be reviewed and coordinated by the JRC;

(j)               discuss and approve plans for development of biomarkers, Companion Diagnostics and any other diagnostic products for use in connection with a Licensed Product;

(k)             review, discuss and approve in consultation with the JPT distribution of Licensed Product for “compassionate use” or as free goods;

(l)               work to resolve any disputes, controversy or claim related to the matters and authority of the JDC, including any issues presented to it by, and disputes within, any Working Group or the JPT; and

(m)              perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.

The JDC shall consider at its first meeting whether any additional matters should fall within its remit.

3.5            Working Groups. From time to time, the JDC, JRC and JCC may establish and delegate duties to directed teams on an “as-needed” basis to oversee particular projects or activities, and such teams shall be constituted and shall operate as the JDC, JRC and/or JCC determines (“Working Group(s)”). Each such Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the JDC, JRC or JCC, as appropriate. In no event shall the authority of a Working Group exceed that specified in this Article 3.

3.6            Joint Project Team

3.6.1          Formation and Composition. As soon as reasonably possible and in any event within [***] of the Effective Date, the Parties shall establish one or more joint project teams (each a “JPT”) to manage the day-to-day activities under, and facilitate communications between the Parties with respect to, the Development Plans and, if applicable, any Research Plan, The JPT shall be a non-voting team composed of representatives designated by each Party. Representatives must be appropriate for the tasks then being undertaken and the stage of development or commercialization, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JPT contact (each, a “Project Co-Leader”). Each Party may replace its representatives from time to time by informing the other Party in writing (which may be by email); provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate a knowledgeable alternate to attend such meeting and perform the functions of such representative. The JPT shall be subject to the oversight, review and approval of the JDC.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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3.6.2          JPT Responsibilities. In addition to its overall responsibility for creating, updating and managing the Development Plans and, if applicable, any Research Plan, the JPT shall, in particular:

(a)             prepare any amendments to the Development Plans and, if applicable, any Research Plan, and submit amended plans to the JDC or, as applicable, JRC for approval;

(b)             create and manage Development Budgets and, if applicable, any Research Budget; each Party shall provide to the JPT [***] forecasts of spend against the agreed budget for the next [***] on a rolling [***] basis. Within [***] of the start of each [***] each Party shall also provide to the JPT a forecast of its spend against budget for the following [***];

(c)             implement the Development Plans and, if applicable, any Research Plan, ensuring that activities thereunder are performed in accordance with the approved timelines and budgets;

(d)             prepare any proposed amendments to the Commercialization Plan and submit amended plans to the JCC for approval;

(e)             report regularly to the JDC, JRC and JCC to ensure that each Party keeps the JDC, JRC or JCC, as appropriate, informed regarding all material activities performed by such Party under this Agreement that are within the purview of such committee;

(f)              evaluate opportunities for new combinations, formulations, delivery systems, Companion Diagnostics, biomarker analyses and other improvements;

(g)             develop an overall communication and publication plan for publications and public presentations related to Products and submit such plans to the JDC or, as applicable, JRC for approval, and implement such approved plan;

(h)             discuss and attempt to resolve any disputed matters related to the collaboration before referring such matters to the JDC, JRC or JCC, as applicable; and

(i)               perform such other functions as agreed to by the JDC, JRC or JCC (subject to Section 3.10.2 and 3.10.3) or as specified in this Agreement.

3.7            Joint Research Committee

3.7.1          Formation and Composition. Within [***] of a written request by a Party, the Parties shall establish a joint research committee (the “JRC”) to monitor and coordinate any activities under, and facilitate communications between the Parties with respect to any research program that the Parties agree to carry out with regard to MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds, Other MAGE-A4 Compounds and Licensed Products. The JRC shall be composed of at least [***] but no more than [***] representatives designated by each Party and the Parties need not have the same number of representatives. Representatives must be appropriate for the tasks- then being undertaken and the stage of research or pre -clinical development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party may replace its representatives from time to time by informing the other Party in writing (which may be by email); provided, however, if a Party’s representative is unable to attend a meeting, such Party

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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may designate an alternate to attend such meeting by informing the other Party’s representatives in writing (which may be by email) in advance and following provision of such notification the alternate will be entitled to perform the functions of such representative. The Alliance Managers and Project Co-Leaders may attend meetings of the JRC but shall have no right to vote on any decisions of the JRC.

3.7.2          JRC Responsibilities. In addition to its overall responsibility for monitoring and coordinating any agreed research program, the JRC shall, in particular:

(a)             review and approve Research Plans and Research Budgets, and any amendments thereto;

(b)             work with the Project Co-Leaders to implement and coordinate the activities of the Parties with respect to any agreed Research Plans;

(c)             review and approve the allocation of resources and responsibilities for the agreed Research Programs;

(d)             keep the JPT informed of the activities of (x) the JRC; and (y) the Parties under any Research Program;

(e)             develop and approve a publication strategy for research, including research not linked to the Licensed Products, which strategy shall indicate any such publications that require prior approval of the JRC and a process for approval of such publications;

(f)              work to resolve any disputes, controversy or claim related to the matters and authority of the JRC, including any issues presented to it by, and disputes within, any Working Group or the JPT; and

(g)             perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.

The JRC shall consider at its first meeting whether any additional matters should fall within its remit.

3.8            Joint Commercialization Committee

3.8.1          Formation and Composition. Provided that Immunocore has not issued a Co Funding Withdrawal Notice, within [***], the Parties shall establish a joint commercialization committee (the “JCC”) to develop and agree a commercialization plan throughout the Territory (“Commercialization Plan”) for the Licensed Products and to oversee, review and manage the activities under the Commercialization Plan. The JCC shall be composed of at least [***] but no more than [***] representatives designated by each Party and the Parties need not have the same number of representatives. Representatives must be appropriate for the tasks then being undertaken and the stage of development, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JCC contact. Each Party may replace its representatives from time to time by informing the other Party in writing (which may be by email); provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by informing the other Party’s representatives in writing (which may be by email) in advance and following

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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provision of such written notification the alternate will be entitled to perform the functions of such representative. The Alliance Managers and JPT Co-Leaders may attend meetings of the JCC but shall have no right to vote on any decisions of the JCC.

3.8.2          JCC Responsibilities. In addition to its overall responsibility for developing and agreeing the Commercialization Plan, the JCC shall, in particular:

(a)             prepare and agree the Commercialization Plan and associated budget and review and approve any annual updates (or any other updates) thereto submitted by the JPT to the JCC;

(b)             establish a commercialisation strategy for the Companion Diagnostics;

(c)             following the First Commercial Sale of Licensed Product, develop, approve and coordinate a publication strategy relating to the Licensed Products, and the plan for scientific presentations and publications, in accordance with Article 17, which strategy shall indicate any such publications that require prior approval of the JCC and a process for approval of such publications, save that publication strategy relating to Research Programs shall be reviewed and coordinated by the JRC; and

(d)             performing such other duties as are expressly agreed by the Parties or otherwise assigned to the JCC in this Agreement.

3.9            Meetings

3.9.1          JDC and JRC. Unless otherwise agreed, each of the JDC and JRC shall meet in person [***] at Immunocore’s facilities, in the case of the JDC in [***], and in the case of the JRC in [***], or GNE’s facilities in [***], or via telecon or otherwise. Where possible meetings will be held by telephone conference with [***] meeting per year being face to face unless otherwise agreed by the respective committee.

3.9.2          JPT. The JPT shall meet at least [***] by audio or video teleconference or as otherwise agreed by the JPT.

3.9.3          JCC. Once established, unless otherwise agreed, the JCC shall meet in person [***] at Immunocore’s facilities in [***] or GNE’s facilities in [***], or via telecon or otherwise. Where possible meetings will be held by telephone conference with [***] meeting per year being face to face unless otherwise agreed by the JCC.

3.9.4          -Meeting Agendas and Minutes. Not later than [***] after the JDC, JRC, JPT and JCC are formed, the respective committees shall each hold an organizational meeting by video- or tele- conference to establish their respective operating procedures, including establishment of agendas, and preparation and approvals of minutes, GNE shall be responsible for taking the meeting minutes except for meetings of the JPT which shall be the responsibility of Immunocore. Meeting minutes shall be sent to both Parties promptly (and in any event within [***]) after a meeting for review, comment and approval by each Party, Where minutes are not approved by both Parties, the dispute shall be resolved at the next JDC, JRC, JPT or JCC meeting. A decision that is made at the JDC, JRC, JPT or JCC meeting shall be recorded in minutes, and decisions that are made by the JDC,

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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JRC, JPT or JCC outside of a meeting shall be documented in writing and be shown to be clearly agreed by all representatives of the JDC, JRC, JPT or JCC as relevant.

3.9.5          General. Employees of each Party other than its JDC, JRC, JPT or JCC representatives may attend meetings of the JDC, JRC, JPT or JCC as non-voting participants, and, with the consent of the other Party, a Party’s consultants and advisors involved in the development and/or commercialization of Licensed Products may attend meetings of the JDC, JRC, JPT or the respective JCC as non-voting observers; provided, that such consultants and advisors are under suitable obligations of confidentiality and non-use applicable to the Confidential Information of the other Party consistent with the terms and conditions of this Agreement, including the confidentiality provisions of Article 16. Each Party shall be responsible for all of its own expenses of participating in the JDC, JRC, JPT and JCC.

3.10        Decision-Making.

3.10.1      JPT. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to a Development Plan, or Commercialization Plan through its Project Co-Leaders before it is brought before the JPT. With respect to the responsibilities of the JPT, each Party shall have [***] on all matters brought before such committee. The JPT shall operate as to matters within its responsibility by [***] Party Vote. If the JPT is unable to achieve [***] Party Vote within [***] after the dispute matter is brought to a vote before the JPT, matters relating to development and manufacture shall be referred to the JDC and matters relating to commercialization shall be referred to [***], for resolution.

3.10.2      JDC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to the Development Plans through their respective [***] members before it is brought before [***]. Each Party’s designees on the JDC shall, collectively, have [***] (the “Party Vote”) on all matters brought before the JDC. The JDC shall operate as to matters within its responsibility by [***] Party Vote. If the JDC is unable, after good faith efforts and with involvement of the Alliance Managers, to achieve [***] Party Vote on any issue, such issue shall be referred to the Executives.

3.10.3      JRC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to the Research Plans through their respective JRC members. Each Party’s designees on the JRC shall, collectively, have [***] Party Vote on all matters brought before the JRC. The JRC shall operate as to matters within its responsibility by [***] Party Vote. If the JRC is unable, after good faith efforts and with involvement of the Alliance Managers, to achieve [***]Party Vote on any issue, such issue shall be referred to the Executives.

3.10.4      JCC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to the Commercialization Plan through their respective JPT members before it is brought before the JCC. Each Party’s designees on the JCC shall, collectively, have [***] Party Vote on all matters brought before the JCC. The JCC shall operate as to matters within its responsibility by [***] Party Vote. If during the Term the JCC is unable, after good faith efforts and with involvement of the Alliance Managers, to achieve [***] Party Vote on any issue, such issue shall be referred to the Executives.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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3.10.5      Escalation. If the Alliance Managers are unable to assist the JDC, JRC or JCC in resolving a dispute within [***] after the dispute is first referred to the Alliance Managers, or such longer period as the Parties may agree, either Party may elect to submit such issue to the Parties’ executive officers as follows: (i) for a research or development-related issue, the issue shall be referred for resolution to a [***] for Immunocore (or a person in an equivalent position at Immunocore), and a [***] for GNE, or (ii) for a commercialization-related issue, the issue shall be referred for resolution to a [***] for Immunocore (or a person in an equivalent position at Immunocore), and a [***] for GNE. These executives are referred to collectively as the “Executives”.

3.10.6      Final Resolution. In the event that the Executives are unable to resolve a given issue referred to them in accordance with Section 3.10.5 within [***] after the dispute is first referred to the Executives, then [***] shall have final decision making authority; provided, that: (i) [***] shall not be entitled to materially vary the scope of work covered by a Development Plan, Research Plan or Commercialization Plan and any associated agreed budget; and (ii) [***] shall have final decision making authority with regard to operational decisions with respect to the activities it carries out under the Pre-POC Development Plan, and also with regard to any decisions which relate to its responsibilities under Applicable Law as sponsor of any Clinical Trial. Neither the JDC, JRC, JCC nor either Party shall have the authority to amend or modify, or waive its own compliance with, this Agreement.

3.10.7      Decision-Making Exceptions. Notwithstanding the foregoing provisions of this Article 3, (i) if a Party reasonably and in good faith believes that there is a material safety issue with respect to a Licensed Product being used in a given Clinical Trial that is being conducted hereunder, then such Party shall have the right to require the other Party to suspend, and such other Party shall suspend as so required, such Clinical Trial (subject to the other Party’s obligation to comply with legal and regulatory requirements) until such safety issue is reasonably resolved, or (ii) if a Party reasonably and in good faith believes that a change to any Research Plan or a Development Plan is required in order for either Party to ensure compliance with Applicable Laws (or to satisfy a specific governmental authority request), then such Party shall notify the other Party thereof in writing, including a reasonably detailed description of such changes and requirements to comply with Applicable Law, and such changes shall thereafter be deemed to an amendment to the then-current plan; provided that the determination as to whether such changes are required to comply with Applicable Law or satisfy a governmental authority request shall be subject to Article 21.

3.11         Cessation of JDC, JRC and JCC. In the event that Immunocore issues a Co-Funding Withdrawal Notice, (i) the JDC will continue to operate until the Parties agree otherwise, but in any event shall have no decision making role, shall meet no more often than [***] (unless otherwise agreed) and shall solely become a forum for information sharing under the Agreement; (ii) where a Research Program is continuing in accordance with Section 8.2.1, the JRC will continue to operate as provided in this Article 3 until such time that there are no continuing Research Programs; and (iii) the JPT and JCC will have no further responsibilities or authority under this Agreement and will be deemed dissolved by the Parties.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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ARTICLE 4
RESEARCH PROGRAM

4.1           In the event that a Party wishes to conduct research activities in relation to any MAGE-A4 Compound, any Enhanced MAGE-A4 Compound, any Other MAGE-A4 Compound, any Licensed Product and/or any Companion Diagnostic, the representatives of that Party shall propose such research activities to the JRC, provided that GNE shall not conduct any of the reserved activities described in Section 9.1.4 without the prior written consent of Immunocore. The Parties shall discuss at the JRC the proposed scope, objectives, budget and resource to be allocated to such research and shall in good faith consider whether to agree to collaborate on the performance of such research activities with such research budget. The Parties shall have sole discretion in considering, and deciding whether to collaborate on the performance of, such research activities and the commitment of such research budget.

4.2           Research Plan. In the event that research activities are to be undertaken within the scope of Section 4.1, the JPT shall prepare and the JRC shall agree a comprehensive research plan for the proposed research activities setting out the research program of activities the Parties shall conduct within the budget agreed in Section 4.1 (“Research Plan”). The Research Plan shall include, among other things, (i) a detailed description of the research activities to be undertaken, estimated timelines, decision points and relevant decision criteria; (ii) allocation of responsibilities between the Parties for the various activities to be undertaken under the Research Plan taking into consideration all relevant factors (including the strategic objectives and capabilities of each Party), including estimated timelines; (iii) identification of the lead party with responsibility for the Research Plan; (iv) a budget for the Costs and expenses relating to the activities in the Research Plan (“Research Budget”); and (v) the allocation of each Party’s funding obligations within the Research Budget for all such activities; all based on what can reasonably be foreseen and planned at the time of preparation of the Research Plan.

4.2.1          Any matters under a Research Plan which the Parties through the JRC agree to undertake and which are not explicitly covered by this Agreement shall be overseen by the JRC.

4.2.2          Each Party shall use Diligent Efforts to undertake activities allocated to it under a Research Plan. Each Party shall comply with Applicable Laws applicable to the conduct and documentation of its activities under a Research Plan. Each Party shall, in performing such activities assign responsibilities to those portions of its organization that have the appropriate resources, expertise and responsibility for such obligations.

4.2.3          Each Party shall maintain records of research activities undertaken in accordance with this Article 4 in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved by or on behalf of such Party thereunder. All laboratory notebooks shall be maintained for no less than the term of any Patent issuing therefrom. All other records shall be maintained by each Party during the course of such research activities and for [***] thereafter. All such records of a Party shall be considered such Party’s Confidential Information. Each Party shall keep the JRC fully informed regarding the progress and results of research activities conducted under this Article 4, and shall provide to the other Party’s representatives on the JRC regular written summary update reports at each JRC meeting. Each Party will promptly respond to the other Party’s reasonable questions regarding any such reports, and shall provide updates on research activities from time-to-time as such other Party may reasonably request. Neither Party is required to generate

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additional data or prepare additional reports to comply with the foregoing obligations.. All such reports, information and data provided by a Party shall be considered the providing Party’s Confidential Information.

4.2.4          In the event that a Party elects in writing not to participate in a particular research program jointly, and the other Party elects to conduct such research at its sole discretion and expense, the Party conducting such research shall provide to the JRC a copy of the Research Plan describing such research that such Party intends to conduct and such Party shall keep the other Party informed of its progress, including an examination of experimental results against such Research Plan through the JRC.

4.2.5          In the event that a Party, or the Parties jointly, wish to carry out research in relation to a variant, derivative or otherwise modified anti-CD3 Effector, the Parties shall discuss in good faith a Research Plan for such proposed research.

4.3          Research Term. Any Research Program shall commence on the date on which the Research Plan is agreed by the JRC and shall continue, unless earlier terminated in accordance with Article 20, until the completion of all the tasks set out in the Research Plan (the “Research Term”).

ARTICLE 5
DEVELOPMENT PROGRAM

5.1          Each Party shall use Diligent Efforts to develop MAGE-A4 Compounds, Enhanced MAGE A4 Compounds, Other MAGE-A4 Compounds and Licensed Product(s) in the Field in the Territory, as further described in this Article 5. The Parties have initially selected IMCC103C as the lead MAGE-A4 Compound for development.

5.2          General. All development by the Parties of any MAGE-A4 Compound and Licensed Product shall be conducted pursuant to a comprehensive, worldwide Pre-POC Development Plan or Global Development Plan approved by the JDC. Each plan shall contain a detailed budget for the Costs of the activities to be carried out. Each Party shall comply with Applicable Laws applicable to the conduct and documentation of its activities under a Development Plan. Each Party shall, in performing such activities assign responsibilities to those portions of its organization that have the appropriate resources, expertise and responsibility for such obligations.

5.3          Pre-POC Development Plan.

5.3.1          The JPT shall prepare and implement a development plan for the relevant MAGE A4 Compound setting out the Pre-POC Development Program of activities the Parties shall conduct in the development of the relevant Compound through to the completion of the first Phase I Clinical Trial (“Pre-POC Development Plan”). The initial Pre-POC Development Plan is set out in Exhibit C. Such initial plan shall be reviewed and updated by the JDC within [***] of the Effective Date. The Pre-POC Development Budget shall be further updated when the Costs of each Party’s resources and all Third Party service providers to be used in carrying out the Clinical Trials have been agreed.

5.3.2          The Pre-POC Development Plan shall include, among other things, [***] a budget for the Costs and expenses relating to the activities in the Pre-POC Development Plan (“Pre-POC Development Budget”), and [***]. The initial plan [***] is in Exhibit E. The Parties shall through the JDC, within [***] of the Effective Date, review and update such initial plan.

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5.3.3          The Pre-POC Development Plan shall provide for: (a) at least one arm of the first Phase I Clinical Trial being a combination of the MAGE-A4 Compound with Tecentriq (such arm of the Clinical Trial being the “Tecentriq Combination Trial”); and (b) any additional combination studies agreed to by the JDC in accordance with Section 3,10.2. The Parties shall negotiate in good faith to agree the terms of a clinical supply agreement, quality agreement and pharmacovigilance agreement: (a) in respect of the Tecentriq Combination Trial, within [***] of the Effective Date; and (b) in respect of any additional combination studies, within [***] of the approval of a Development Plan including such additional studies. Such combination trial agreements shall take into account, and accommodate, the data usage rights in Section 16.3 of this Agreement. In respect of a Tecentriq Combination Trial, GNE shall provide supply of Tecentriq.

5.3.4          Pre-POC Term. The Pre-POC Development Program shall commence on the Effective Date and shall continue, unless earlier terminated in accordance with Article 20, until the completion of all the tasks set out in the Pre-POC Development Plan (the “Pre-POC Term”). In the event of a Change of Control of Immunocore during the Pre-POC Term, Immunocore shall continue to be responsible for its operational and co-funding obligations as stated in the Pre-POC Development Plan until the end of the Pre-POC Term.

5.3.5          Lead party. Subject to Section 8.9, Immunocore shall be the lead party in respect of the activities in the Pre-POC Development Plan.

5.4          Scope of Development Plans: Back-Ups Combinations and New Indications. Both Parties shall have the right to propose to the JDC (a) the inclusion of the Back-Up Compound in the Development Plan; (b) additional non-clinical studies or Clinical Trials not then part of a Development Plan with respect to a Licensed Product; and (c) the expansion of development under a Development Plan to include any new indication(s) for a Licensed Product covered thereunder or new combinations (including concomitant or sequential therapy) of a Licensed Product for use with another pharmaceutical product. The Parties will discuss any such proposal in good faith and shall discuss and agree the revised terms applicable to any such proposal, The JDC shall also agree how such studies shall be funded and which Party shall take the lead in carrying out such studies.

5.5          Reporting. Each Party shall keep the other Party fully informed regarding the progress and results of development activities for Licensed Products at regularly scheduled JPT and JDC meetings. The sponsor Party for a given Clinical Trial pursuant to a Development Plan shall provide the other Party with an electronic draft of the final draft study report for such Clinical Trial as soon as reasonably practicable after completion of the Clinical Trial, for such other Party to provide comments to the sponsor Party, which comments shall be provided within [***] of receipt of the draft of such final study report. The sponsor Party shall consider in good faith such comments and, at either Party’s reasonable request, the Parties shall meet in person or via teleconference within [***] after the sponsor Party’s receipt of such comments to discuss such comments in good faith. The sponsor Party shall provide the other Party with a final version of the final study report for a given study promptly following database lock of the results of such study and approval by such Party of such final study report. The sponsor of each Clinical Trial shall ensure that all patient authorizations and consents required under HIPAA, the EU General Data Protection Regulation or any other similar Applicable Law in connection with safety information from any sources, permit sharing of safety information by the Parties under this Agreement. Where safety information is received outside the conduct of a Clinical Trial by either Party, the receiving Party shall ensure that all patient authorizations and consents required under HIPAA, the EU General Data Protection

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Regulation or any other similar Applicable Law in connection with safety information from any sources, permit such sharing of safety information with the Parties.

5.6          Recalls. The Parties’ rights and obligations with respect to non-conformance, Licensed Product complaints, recalls and returns of the Licensed Product will be governed by, as and to the extent applicable, the supply and quality agreements and the Pharmacovigilance Agreement entered into pursuant to this Agreement.

5.7          Global Development Plan.

5.7.1          Within [***] or at such earlier time as the Parties may agree, the JPT shall prepare and submit to the JDC for approval a global development plan for the Licensed Products setting out the program of activities in the development of the relevant Licensed Product through the preparation and filing of MAAs up to commercialization (“Global Development Plan”). The Costs and expenses relating to the activities in the Global Development Plan shall be governed by a development budget approved by the JDC and set forth in the Global Development Plan (“Global Development Budget”). The Global Development Budget shall be broken down by Clinical Trial or other activities.

5.7.2          The Global Development Plan shall include, among other things, [***].

5.7.3          Lead party. Except as otherwise agreed between the Parties in the Global Development Plan, GNE shall be the lead party in respect of the activities in the Global Development Plan.

5.8          Supply. During the Pre-POC Term, (a) Immunocore shall be responsible for providing all clinical supplies of IMCC103C, whether itself or via a designated Third Party, required for carrying out the Pre-POC Development Plan, and (b) GNE shall be responsible for providing supply of Compound as drug product to enable timely start of Clinical Trials under the Global Development Plan (the latter being the “Phase II Supply”). Promptly following the end of the Pre-POC Term, or at such other time as the Parties agree, Immunocore shall use its Diligent Efforts to conduct a technology transfer process to as further specified in Article 10 to enable GNE to manufacture IMCC103C itself or via a Third Party for the purposes of carrying out the Global Development Plan. Thereafter, GNE shall be responsible, either itself or via a Third Party, for manufacture of IMCC103C and all other Licensed Products for clinical supplies in support of the Global Development Plan and for commercial supply worldwide. GNE shall use Diligent Efforts to assume responsibility for the supply of all Licensed Product for use in the Global Development Plan and Commercialization of Licensed Products. Notwithstanding the foregoing, the Parties may agree that Immunocore may manufacture and supply Licensed Product either itself or via a Third Party for the purposes of clinical supply for (i) the first batch of Licensed Product required for the Global Development Plan; and/or (ii) other activities to be carried out in the Global Development Plan, in each case on terms to be agreed. In the event Immunocore issues a Co-Funding Withdrawal Notice, then upon GNE achieving the milestone that triggers Event Payment 13.3.1(a), Immunocore shall invoice GNE for Immunocore’s share of the Phase II Supply cost and any Costs incurred under the plan attached at Exhibit E that are not specifically related to the Phase I Clinical Trial carried out under the Pre-POC Development Plan, and GNE shall reimburse Immunocore for such costs within [***] of achieving such milestone.

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ARTICLE 6
CO-FUNDING OF DEVEOPMENT

6.1          Co-Funding of Development. Subject to the remainder of this Article 6 and Article 8, the Parties shall co-fund the development of the Licensed Products (i) in respect of the Pre-POC Development Plan in accordance with the Pre-POC Development Budget and, (ii) provided Immunocore has not served GNE with a Co-Funding Withdrawal Notice, in respect of the Global Development Plan in accordance with the Global Development Budget. Each Party shall fund fifty percent (50%) of such Development Costs (“Co-Funding”).

6.2          Forecasting of Development Costs.

6.2.1          During the Pre-POC Term, Immunocore shall provide to GNE consolidated non-binding forecasts of Development Costs in accordance with its regular internal forecasting processes. This shall include forecasting of the Development Budget for a given calendar year, regular variance updates to the then current calendar year forecast, and multi-year outlooks. The forecasting process shall commence with the first forecast cycle at Immunocore following the Effective Date and shall continue as long as there are forecasted Development Costs. Immunocore shall provide notice to GNE [***] prior to each forecast to request GNE’s forecast of Development Costs that GNE expects to incur in connection with activities under the Development Plan assigned to GNE in accordance with the relevant forecast period. GNE will provide the appropriate data within [***] of receipt of any such notice.

6.2.2          After the Pre-POC Term, if Immunocore has not delivered a Co-Funding Withdrawal Notice, then GNE shall be responsible for forecasting of Development Costs and the aforementioned roles in Section 6.2.1 shall apply mutatis mutandis. If Immunocore has delivered a Co-Funding Withdrawal Notice, then the forecasting provisions of this Section 6.2 shall no longer apply.

6.3          Reporting Development Costs. Within [***] after the end of each calendar quarter, each Party will provide the other Party with detailed, itemized accounting of the Development Costs incurred by it in undertaking its activities according to the relevant Development Plan, which report shall be itemized on a Clinical Trial-by-Clinical Trial basis in such quarter or in such other form as the Parties may mutually agree from time-to-time. In the event any activity under the Development Plan is performed by a Third Party (including any subcontracted Third Party), such Development Costs shall be the pass-through costs, [***], charged to the applicable Party by such Third Party. Such report shall specify in reasonable detail all amounts included in such Development Costs during such calendar quarter (broken down by activity), and any FTE Costs and out-of-pocket costs shall be allocated to the extent possible to a specific activity in the applicable Development Plan. Each such report shall enable the receiving Party to compare the reported Development Costs against the applicable Development Budget previously approved by the JDC, on both a quarterly basis and a cumulative basis for each activity. The Parties shall seek to resolve any questions related to such accounting statements within [***] following receipt by each Party of the other Party’s report hereunder.

6.4          Reconciliation. Following such resolution, the Party preparing a forecast in accordance with Section 6.2 shall prepare a reconciliation report for the Development Costs under the Development Plan for such calendar quarter. Within [***] after the end of each calendar quarter, the Party having

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paid more than its share of the Development Costs (on a cumulative basis) shall deliver to the other Party an invoice for amounts to be reimbursed by the other Party, and the other Party shall make a balancing payment in order to effect the sharing of Development Costs as set forth in this Section within [***] after its receipt of such invoice.

6.5          Exchange Rate. For the purposes of calculating the Development Costs, the Parties’ Development Costs will be converted from local currency to US Dollars in accordance with Section 14.4.

6.6          Overruns. Each Party shall use Diligent Efforts to conduct the Development Plan for each Licensed Product within the applicable Development Budget. Each Party will promptly notify the other Party upon becoming aware that the anticipated Development Costs to be incurred by such Party for a given calendar year are likely to be in excess of the applicable portion of the Development Budget for that calendar year as set out in the relevant Development Plan. If during any calendar year, actual expenses exceed the Development Budget for such calendar year by [***], the Parties shall share such overspend equally. Development Costs reported by a Party pursuant to Section 6,3 incurred with respect to a Development Plan in excess of [***] of the aggregate amounts budgeted to be incurred by, or on behalf of, such Party for its activities under such Development Plan in such calendar year in the then-current applicable Development Budget shall be deemed “Excess Costs” and shall be treated as described in this Section 6.6.

6.6.1          The Party that is primarily responsible for causing the Excess Costs shall provide the JDC an explanation therefor. If and to the extent that any such Excess Costs were directly related to any of the following, (each a “Permissible Excess Costs”), then, provided the applicable Party has promptly notified the other Party, through the JDC, of such overspend and used reasonable efforts to mitigate the size of such overspend, the Parties shall share any Permissible Excess Costs related to the following: [***]. To the extent that any Excess Costs do not represent Permissible Excess Costs, such Excess Costs shall be solely borne by the Party responsible for performing or causing to be performed such activities.

6.7          Discrepancy. In the event that either Party has any questions or concerns regarding the Development Costs reported by the other Party it shall promptly notify the other Party and the Parties shall work together in good faith, including through involving any applicable committee, to resolve such questions and concerns within [***] after the end of each calendar quarter, In the event that a Party disagrees with, or identifies a discrepancy in, the Development Costs submitted by the other Party and the disagreement or discrepancy cannot be resolved or rectified between the Parties within a period of [***] of the matter being first raised by a Party, the Parties shall appoint an independent, internationally recognised accountant to review the alleged discrepancy. The costs of carrying out such review shall be borne by the Party requesting it unless the accountant finds a discrepancy in favour of the Party requesting of [***] in which case the other Party will bear the costs.

6.8          FTE Records and Calculations. Each Party shall record and account for its FTE effort to the extent that such FTE efforts are included in Development Costs or costs incurred in respect of any Research Plan that are shared under this Agreement. Each Party shall calculate and maintain records of FTE effort incurred by it in the same manner as used for other products Developed by such Party.

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6.9            Research. In the event that the Parties agree to conduct a Research Program pursuant to a Research Plan, the provisions of this Article 6 will apply mutatis mutandis with respect to such program.

ARTICLE 7
CO-COMMERCIALIZATION

7.1            Co-Commercialization. Subject to the remainder of this Article 7 and provided Immunocore has not served GNE with a Co-Funding Withdrawal Notice in accordance with Article 8, the Parties shall have co-exclusive rights in, and joint responsibility for, the commercialization of the Licensed Products, in the Field in the Territory; provided, that GNE shall have the sole right to book sales in the Territory.

7.2            During the period of [***], the Parties will negotiate in good faith the terms of an agreement for the co-promotion of the Licensed Products (“Co-Promotion Agreement”) throughout the Territory. Such negotiations and the allocation of costs, obligations, roles and responsibilities for the commercialization of Licensed Products and any Companion Diagnostics shall consider, amongst other things, GNE’s and Immunocore’s respective [***]. The Co-Promotion Agreement shall:

7.2.1                            include a detailed commercialization plan based on the Commercialization Plan agreed by the JCC, and budget;

7.2.2                            include a mechanism for implementing and monitoring the implementation of the Commercialization Plan, ensuring that the Parties use the same marketing materials (which shall be provided by GNE) and that activities thereunder are performed in accordance with the approved timelines and budgets;

7.2.3                            include provisions for sharing the agreed commercialization Costs in respect of the commercialization of the Licensed Product, with each Party funding fifty percent (50%) of such Costs; and

7.2.4                            provide for the sharing of profits from commercialization of the Licensed Products, with each Party receiving fifty percent (50%) of such profits.

ARTICLE 8
CO-FUNDING WITHDRAWAL NOTICE

8.1            Immunocore may, in its sole discretion, at any time during the period of [***], withdraw from its co-funding obligation by providing written notice to GNE (“Co-Funding Withdrawal Notice”). If Immunocore provides a Co-Funding Withdrawal Notice, subject to the terms of this Agreement, GNE would have sole discretion over matters relating to research, development, and commercialization of Licensed Products and the provisions of this Article 8 shall apply.

8.2            Research Programs: If the Parties are carrying out a Research Plan(s) in accordance with Article 4 for which the Research Term is ongoing, Immunocore shall have the right, on a Research Program-by-Research Program basis, exercisable by notice in writing to GNE within [***], to withdraw from any such Research Program.

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8.2.1          In the event that Immunocore chooses not to withdraw from a Research Program, that Research Program shall continue until its completion in accordance with Article 4. For the avoidance of doubt, the activities under such continued Research Program on which the Parties have agreed to collaborate shall continue to be funded by the Parties equally.

8.2.2          In the event that Immunocore notifies GNE that it is withdrawing from a Research Program, GNE shall have the option to continue such Research Program at its sole cost. For the avoidance of doubt, the ongoing activities under such Research Program shall be carried out as originally allocated between the Parties but at GNE’s sole cost. Should GNE choose not to take over the conduct of any such Research Program, the Research Program shall be discontinued.

8.3          Global Development and Commercialization. GNE shall have the exclusive right either itself or via its designated Third Party to conduct the Global Development Plan and any further development and commercialization of any MAGE-A4 Compounds and/or Licensed Products and any associated Companion Diagnostics, and shall be solely responsible for all activities, responsibilities, steps, costs, expenses and charges associated therewith.

8.4          Immunocore shall be responsible for completing all its obligations under the Pre-POC Development Plan, including close-out of the Phase I Clinical Trial for IMCC103C, documentation of the results of such trial in a clinical study report, and transfer of all data arising from such trial to GNE required by GNE to continue to develop and commercialize Licensed Products. Immunocore’s obligation to share the Development Costs in accordance with Article 6 shall be limited to the Development Costs incurred in relation to the Pre-POC Development Program and Pre-POC Development Budget. Immunocore shall not have any obligation to bear any of the costs of carrying out the Global Development Plan and accordingly the Parties shall not enter into a Co-Promotion Agreement.

8.5          For the avoidance of doubt, the data usage rights in Section 16.3.6 shall continue to apply; provided, that GNE shall only be obligated to supply a summary of all such preclinical data and clinical data for MAGE-A4 Compounds (or an Enhanced MAGE-A4 Compound) or any Other MAGE-A4 Compound to Immunocore as may be required for the purposes of Section 16.3.6.

8.6          Exclusive License and Payments. Immunocore shall grant to GNE the exclusive license in Section 9.1.8 and GNE shall pay to Immunocore the sums specified in Sections 13.3 to 13.5.

8.7          Assistance. Immunocore shall provide GNE with ongoing technical assistance related to the research, development and manufacturing of Licensed Products as reasonably requested by GNE. GNE shall reimburse Immunocore its direct costs and expenses and pay Immunocore for its FTE time and effort incurred in providing such technical assistance at Immunocore’s FTE rate for each applicable role/activity type, being such rate applicable at the time of provision for Immunocore’s provision of such services to Third Parties. Immunocore shall use reasonable efforts to provide the assistance under this Section as reasonably requested by GNE and in any event as soon as such resource can reasonably be made available.

8.8          Progress Reports. GNE shall provide to Immunocore annual written progress reports in accordance with Section 12.2.

8.9          Change of Control. In the event of a Change of Control of Immunocore during the Pre-POC Term, Immunocore shall notify GNE of the Change of Control as soon as reasonably practicable.

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GNE shall have the option to treat the Change of Control as a deemed Co-Funding Withdrawal Notice, effective as of the end of the Pre-POC Term. Should GNE wish to exercise such option, it shall do so by serving written notice on Immunocore with [***] of receipt of Immunocore’s notice of the Change of Control event or such longer time as the Parties may agree in writing. In the event that GNE exercises such option, the Pre-POC Development Program will continue until the end of the Pre-POC Term, in accordance with Section 5.3.4, at which time the deemed Co-Funding Withdrawal Notice shall become effective.

ARTICLE 9
LICENSES AND OPTIONS

9.1          License Grants.

9.1.1        Grant of License.

(a)             GNE hereby grants to Immunocore a non-exclusive right and license with the right to grant sublicenses (in accordance with Section 9.1.6 below), under GNE’s rights in GNE Background IP and GNE Foreground IP solely for the purpose of researching, developing, making, using, importing, selling and offering for sale Licensed Products and/or any Companion Diagnostic in the Field in the Territory during the Term.

(b)             GNE hereby grants to Immunocore a non-exclusive, worldwide, royalty-free right and license under GNE’s rights in any GNE Foreground Patents claiming the GNE Foreground Know-How conceived and reduced to practice during the Pre-POC Term and in the [***] period thereafter, solely for the purpose of researching, developing, making, having made, selling, supplying, using and importing ImmTACs (or products comprising ImmTACs) and for no other purposes. Subject to Section 9.1.6, such license shall include the right to grant sublicenses to Third Parties where such Third Parties have agreed to grant to Immunocore equivalent rights which are licensable to GNE (and its Sublicensees) in accordance with the terms of this Agreement. For clarity, such license does not include any right to manufacture, sell, supply, use or import any products which contain GNE’s CD3 Effector (including anti-CD3 antibodies, antigen-binding fragments thereof and other derivatives and variants) and also such license does not obligate GNE to provide any material or technology transfer to Immunocore or any Third Party. The grant of such license is subject to any Third Party agreement that GNE has entered prior to or on or after the Effective Date.

(c)             Subject to Section 9.1.2 and 9.1.4 below, Immunocore hereby grants to GNE:

(i)               a non-exclusive right and license with the right to grant sublicenses, under Immunocore’s rights in Immunocore Platform IP and Immunocore Foreground IP solely for the purpose of researching, developing, making, using, importing, selling and offering for sale Licensed Products and/or any-Companion Diagnostic in the Field in the Territory; and

(ii)             a co-exclusive with Immunocore right and license with the right to grant sublicenses, under Immunocore rights in Licensed Product IP solely for the purpose of researching, developing, making, using, importing, selling and offering for sale Licensed Products and/or any Companion Diagnostic in the Field in the Territory. “Co-exclusive with Immunocore” means that Immunocore shall retain all rights under the Licensed Product IP other than those licensed to GNE under this Section 9.1.1(c)(ii), and Immunocore covenants not to grant a license under such

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retained rights to the Licensed Product IP to research, develop, make, have made, sell, have sold, import and use the Licensed Products and/or any Companion Diagnostic in the Field in the Territory to any Third Party except as permitted by this Agreement. In the event Immunocore issues a Co-Funding Withdrawal Notice, in accordance with Section 9.1.8, the license granted in this Section 9.1.1(c)(ii) shall become an exclusive license to GNE of the Licensed Product IP, even as to Immunocore and its Affiliates.

9.1.2        Research. Notwithstanding Section 9.1.1, unless and until Immunocore issues a Co-Funding Withdrawal Notice, GNE shall not be entitled to carry out research in relation to any MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds, Other MAGE-A4 Compounds, Licensed Products and/or any Companion Diagnostic in the Field in the Territory, except in accordance with a Research Plan entered in accordance with Article 4. For the avoidance of doubt, in the event that Immunocore issues a Co-Funding Withdrawal Notice, the restriction in this Section 9.1.2 shall be eliminated and GNE shall be permitted to carry out such research subject to the terms of this Agreement, in particular, Section 9.1.4.

9.1.3        Use of Joint Foreground IP. Notwithstanding Section 9.1.1, and subject to Section 9.1.4, each Party may exploit fully the Joint Foreground IP, in any field, and may grant licenses and sublicenses of the Joint Foreground IP without accounting to the other Party.

9.1.4        Reserved Activities. The licenses and rights granted to GNE in Sections 9.1.1(c) and 9.1.3 shall not include any right under any Immunocore Platform IP or Licensed Product IP or Joint Foreground IP to:

(a)             develop Compounds to any target other than the Target;

(b)             develop Compounds outside of the Field;

(c)             modify the complementarity determining regions of any TCR within any Licensed Product; or

(d)             create any new TCR or Compound capable of binding to the Target (other than the Licensed Product resulting from performance of a Research Program or from performance of any CMC-related activities under this Agreement).

Further, unless and until Immunocore issues a Co-Funding Withdrawal Notice, the licenses and rights granted to GNE in Sections 9.1.1(c) and 9.1.3 shall not include any right under any Immunocore Platform IP, Licensed Product IP or Joint Foreground IP to modify, change or vary the complementarity determining regions of the Effector within any Licensed Product or the fusion of any TCR developed as part of a Research Program to an Effector other than that generated by Immunocore (other than for diagnostic labelling purposes reasonably necessary to enable manufacture, sale or supply of or obtaining Marketing Approval for such Licensed Product) including addition of additional Effectors.

The activities in this Section 9.1.4 are exclusively reserved to Immunocore and its Affiliates and licensees. Should GNE wish to request that Immunocore carry out any reserved activities, GNE may propose such reserved activities to Immunocore as research activities in accordance with Article 4. Notwithstanding anything to the contrary, in the event that Immunocore issues a Co-Funding

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Withdrawal Notice, the restrictions in this Section 9.1.4 with respect to Joint Foreground IP shall terminate automatically.

9.1.5        Covenant not to sue. During the Term, unless and until a delivery by Immunocore to GNE of a Co-Funding Withdrawal Notice, GNE covenants for the benefit of Immunocore, its Sublicensees and their Controlled Affiliates, that it shall not, and it shall procure that GNE’s Sublicensees and their Controlled Affiliates shall not, anywhere in the Territory, institute (or in any way assist any Third Party in instituting or prosecuting), at law or in equity, any claim, demand, action or cause of action for damages, costs, expenses or compensation, or for an enjoinment, injunction, or any other equitable remedy, against Immunocore, its Sublicensees and their Controlled Affiliates alleging the infringement of any Patents or Know-How Covering CD3 Effector (including anti-CD3 antibodies, antigen-binding fragments thereof and other derivatives and variants) against Immunocore, its Sublicensees and their Controlled Affiliates with respect to any acts or activities they undertake in researching, developing, making, using, importing, selling and offering for sale Licensed Products and/or Companion Diagnostic in the Field in the Territory. For the avoidance of doubt, the covenant not to sue in this Section shall only apply to activities undertaken in relation to the Licensed Products and any Companion Diagnostics.

9.1.6        Sublicenses. Each Party shall have the right to grant sublicenses to its Affiliates without the consent of the other Party, but otherwise shall only grant sublicenses to Third Parties under the licenses in Section 9.1.1 with the prior written consent of the other Party. Any sublicenses shall:

(a)             be consistent with the terms and conditions of this Agreement, including terms as to the scope of the license and restrictions on the use of the licensed Intellectual Property, in particular in Section 9.1.4;

(b)             be in writing;

(c)             contain obligations on the Sublicensee equivalent to those set out in this Agreement as applicable; and

(d)             each Party shall continue to be responsible for all actions and omissions of any Sublicensee that it appoints including where such actions and omissions result in a breach of the terms of this Agreement. For clarity, no grant of any sublicense to a Third Party or an Affiliate shall relieve a Party of its obligations hereunder. For the avoidance of doubt, with respect to any activities carried out by an Affiliate as a sublicensee, GNE shall ensure that such Sublicensee complies with the terms of this Section 9.1.6.

9.1.7        -Subcontracting. During the Pre-POC Term, neither Party shall have the right to enter into subcontracts with Third Parties without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed. Thereafter, if Immunocore has provided a Co-Funding Withdrawal Notice, GNE shall not require Immunocore’s consent to enter into such subcontracts. Any subcontract agreement must be in writing, consistent with the terms and conditions of this Agreement, including the confidentiality provisions of Article 16, and any rights granted to such subcontractor are restricted to only those rights necessary for performance by such subcontractor of the portions of work on behalf of the applicable Party. The subcontracting Party will remain responsible (at its cost) for all acts or omissions of any subcontractor it appoints (including

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any acts or omissions which result in a breach of the terms of this Agreement) and shall ensure that each subcontractor complies with the terms and conditions of this Agreement. For the avoidance of doubt, with respect to any activities carried out on GNE’s behalf by an Affiliate, GNE shall ensure that such subcontracting activities comply with the terms of this Section 9.1.7.

9.1.8          Co-Funding Withdrawal Notice. In the event that Immunocore issues a Co-Funding Withdrawal Notice, (a) the license granted by Immunocore under Section 9.1.1(c)(ii) shall become an exclusive license to GNE of the Licensed Product IP, even as to Immunocore and its Affiliates, (b) the license granted by GNE under Section 9.1.1(a) shall terminate. The remaining licenses and rights in this Article 9 shall remain in full force and effect.

9.2          GNE Right of First Negotiation in Respect of Other HLA/MAGE-A4 Compound.

9.2.1        Option Grant to GNE. If at any time during the Term, Immunocore discovers an Other HLA/MAGE-A4 Compound and Immunocore decides to grant rights to a Third Party to commercialise (including through co-promotion and/or co-marketing) such Other HLA/MAGE-A4 Compound, Immunocore hereby grants to GNE, on an Other HLA/MAGE-A4 Compound-by-Other HLA/MAGE-A4 Compound basis, the option to negotiate the right to commercialize such Other HLA/MAGE-A4 Compound (including in each case any derivatives or variants thereof), in parallel with any Third Party. For the avoidance of doubt nothing in this Section 9.2 shall prevent:

(a)             Immunocore from entering into an agreement regarding the conduct of a clinical combination trial in circumstances where no rights to commercialise Other HLA/MAGE-A4 Compound are granted to a Third Party;

(b)             Immunocore from entering into negotiations with Third Parties regarding the same Other HLA/MAGE-A4 Compound at the same time as Immunocore is negotiating with GNE pursuant to this Section 9.2 regarding such Other HLA/MAGE-A4 Compound provided that no agreement is signed with a Third Party prior to the end of the period of negotiation granted to GNE pursuant to Section 9.2.3 and subject to the terms of Section 9.2.3.

9.2.2        Notice to GNE. Immunocore shall give notice in writing to GNE of its decision to seek and/or accept from a Third Party the right (including without limitation any option, license or other right to acquire the right) to commercialise Other HLA/MAGE-A4 Compound. In conjunction with such notice, Immunocore shall provide to GNE the Initial Data Package for such Other HLA/MAGE-A4 Compound. Following receipt of such notice from Immunocore, GNE shall have [***] within which to notify Immunocore in writing whether it wishes to be granted the right to commercialise such Other HLA/MAGE-A4 Compound. If GNE notifies Immunocore in writing prior to the end of such period, that it wishes to be granted the right to commercialise such Licensed Products then Immunocore shall provide to GNE the Full Data Package for such Licensed Products.

9.2.3        Exercise of an Option. If GNE notifies Immunocore that it wishes to be granted such rights, the Parties shall negotiate in good faith for a period of [***] from (a) the delivery of the Full Data Package to GNE, or (b) such longer period as the Parties may agree, the terms under which GNE shall be granted such rights. If at the end of such period the Parties have not agreed on the terms of such rights, Immunocore may at any time within [***] from the last day of the [***] negotiation period referred to above, and to any Third Party, grant such rights to commercialise the Other HLA/MAGE-A4 Compound under a written agreement (each a “Third Party Agreement”). If

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Immunocore has not signed a definitive agreement relating to a Third Party Agreement by the date [***] from the last day of the [***] negotiation period referred to above (or if such negotiation period is extended by the Parties, from the date that the Parties terminate negotiations) then the provisions of this Section 9.2 shall re-apply and before entering into any Third Party Agreement Immunocore must serve a further notice under Section 9.2.2.

9.2.4          Expiration of Option. The options granted to GNE under this Section 9.2 shall expire upon the First Commercial Sale of an Other HLA/MAGE-A4 Compound against such Target.

9.2.5          Financial Funding of Development and Commercialisation of Other HLA/MAGE-A4 Compounds. For the avoidance of any doubt the obligations under Section 9.2 shall not preclude Immunocore from seeking funding from Third Parties in respect of the development or commercialisation of Other HLA/MAGE-A4 Compounds; provided that Immunocore (i) does not grant such Third Party the option, right or license to develop (except as permitted pursuant to Section 9.2.1) and/or commercialise any one Other HLA/MAGE-A4 Compound, multiple Other HLA/MAGE-A4 Compounds, or all the Other HLA/MAGE-A4 Compounds; and (ii) Immunocore remains responsible for such development and commercialisation.

9.3          No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Patents or other intellectual property rights of the other Party (either expressly or by implication or estoppel),

ARTICLE 10
MATERIALS AND TECHNOLOGY TRANSFER

10.1         Technology Transfer. As part of the research, development and manufacturing of Licensed Products, Immunocore will assist GNE in establishing a CMC supply chain and will allow and enable GNE to work with Immunocore’s designated CMOs. Unless requested otherwise, Immunocore will (and save as provided below) transfer the assay development, manufacturing know-how and GMP manufacture to GNE (or its designated CMO) and will provide technical training sufficient to enable GNE (or its designated CMO) to use such manufacturing know-how to make Compounds, as further specified in Exhibit F. GNE shall be responsible for GMP manufacture via GNE’s internal facilities or Immunocore’s CMOs. As used herein, “CMO” means a Third Party with which a Party has contracted to conduct manufacturing (including without limitation, process development and scale-up) of Compounds on behalf of such Party. It is understood and agreed that any costs incurred by Immunocore in providing assistance, transfer and technical training in accordance with this Article 10 shall be shared by the Parties in [***], provided that GNE shall reimburse Immunocore for its share of such costs if Immunocore issues a Co-Funding Withdrawal Notice. Immunocore shall use reasonable efforts to provide the assistance under this Section 10.1 as reasonably requested by GNE and in any event as soon as such resource can reasonably be made available. Notwithstanding the foregoing, Immunocore shall not be required to provide more than [***] of Immunocore time and effort in relation to the carrying out of activities in accordance with this Section 10.1. Any additional time and effort that is required shall be provided as assistance in accordance with Section 8.7.

10.2         Manufacturing and Supply Agreement. If a manufacturing and supply agreement (“MSA”) is required with regard to the supply of Licensed Product for the Development Program, the Parties shall negotiate and agree in good faith the terms of such agreement. The Parties shall also enter into a separate Quality Assurance Agreement (“QAA”) that shall define the manufacturing and

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supply quality responsibilities of the Parties. The QAA shall further include provisions obligating the manufacturing Party to report to the other any regulatory compliance issues with its suppliers as well as any critical quality non-conformances relating to the Compound. The MSA and the QAA shall be negotiated in good faith between the Parties and be executed within [***] following the Effective Date.

10.3         Materials. Each Party shall use Diligent Efforts to provide the other Party with the tangible materials and other deliverables for which it has responsibility under any Research Plan and the Development Plans (collectively, the “Materials”). The MC shall determine the specific format and timeline for the transfer of such Materials.

10.3.1      In the event that it becomes reasonably necessary for one Party to provide the other Party with tangible research or biological Materials (other than a Licensed Product for clinical or commercial use) in connection with the performance of activities hereunder, the Parties may enter into an appropriate material transfer agreement related thereto, which agreement will be subject to this Agreement and will be interpreted in a manner consistent with the terms hereof.

10.3.2      With respect to the Materials provided by one Party to another Party pursuant to this Article 10, each Party shall have the right to use such Materials for the activities under any Research Plan and the Development Plans and to exercise the rights granted to such Party pursuant to Article 9. Subject to the foregoing, all such Materials (1) shall be used by a Party only in accordance with the terms and conditions of this Agreement, (ii) shall not be used or delivered by a Party to or for the benefit of any Third Party except as expressly provided for herein, and (iii) shall be used by a Party in compliance with all Applicable Laws.

ARTICLE 11
REGULATORY

11.1         Immunocore shall be the sponsor of the Clinical Trials set out in the initial Pre-POC Development Plan. The Parties shall agree in the JDC which Party shall be the sponsor of any additional Clinical Trials that the Parties agree to conduct pursuant to any agreed amendment to the Pre-POC Development Plan. All other INDs, MAAs and Regulatory Approvals for Licensed Products will be prepared, filed and owned by GNE, unless otherwise agreed and stated in the Global Development Plan.

11.2         During the Pre-POC Term. Immunocore shall be responsible for preparing and submitting regulatory documentation for IMCC103C during the Pre-POC Term. GNE shall support Immunocore, as may be reasonably necessary, in preparing and submitting, obtaining such regulatory documentation, and in the activities in support thereof, including providing information, documents or other materials required by Applicable Law for inclusion in or in support of regulatory documentation, in each case in accordance with the terms and conditions of this Agreement and the Pre-POC Development Plan.

11.2.1      Regulatory Correspondence. Immunocore shall promptly provide to GNE copies of any material documents or other correspondence received from a regulatory authority pertaining to the Pre-POC Development Plan or safety for IMCC103C, including, but not limited to, all IND amendments, regulatory authority meeting requests, and regulatory authority advice (including scientific advisory packages). Immunocore shall provide GNE access to a draft of all such regulatory

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documents sufficiently in advance of the intended submission dates via the access methods (such as secure databases) established by the JPT, to enable GNE to review and provide comments to Immunocore concerning the content thereof. Immunocore shall consider in good faith any such GNE comments.

11.2.2      Regulatory Correspondence Related to Manufacturing. Immunocore shall immediately and within [***] notify GNE in writing of, and shall provide GNE with copies of, any correspondence and other documentation received or prepared by Immunocore in connection with any of the following events: (a) receipt of a regulatory letter, warning letter, Form 483 (Inspectional Observations) or similar item, from the FDA or any other regulatory authority directed to the manufacture of IMCC103C or in connection with any general cGMP inspections applicable to the manufacturing facility; and (b) receipt of a regulatory letter, warning letter or similar item from the FDA or any other regulatory authority directed to or any regulatory comments related to IMCC103C where the comments relate or are attributable to any manufacturing, testing, packaging, storage or distribution activities by or on behalf of Immunocore.

11.2.3      Meetings with Regulatory Authorities. Immunocore shall provide GNE with prior written notice of any material scheduled meeting, conference, or discussion (including any advisory committee meeting) with a regulatory authority relating to IMCC103C, within [***] after Immunocore first receives notice of the scheduling of such meeting (or within such shorter period as may be necessary in order to give GNE a reasonable opportunity to attend such meeting). GNE shall have the right to attend as an observer all such meetings, to the extent permitted by Applicable Law. In addition, GNE may participate in any preparatory pre-meetings held prior to a regulatory authority meeting.

11.2.4      Adverse Event Reports. Immunocore shall be responsible for investigating adverse events and other required safety information associated with the use of IMCC103C. Immunocore shall be responsible for the collection, review, assessment, tracking and filing of information related to adverse events in accordance with Applicable Laws.

11.3         After the Pre-POC Term. Upon completion of the Pre-POC Term, Immunocore shall transfer the IND for IMCC103C to GNE, and GNE shall thereafter be solely responsible for preparing and submitting regulatory documentation for IMCC103C and all other Licensed Products. Immunocore shall support GNE, as may be reasonably necessary or appropriate, in obtaining Regulatory Approval for all Licensed Products, including providing necessary documents or other materials required by Applicable Law to obtain Regulatory Approvals, in each case in accordance with the terms and conditions of this Agreement and the Global Development Plan.

11.3.1      Regulatory Correspondence. In the event Immunocore has not issued a Co-Funding Withdrawal Notice, GNE shall promptly provide to Immunocore copies of any material documents or other correspondence received from a regulatory authority pertaining to the Global Development Plan or safety for Licensed Products, including, but not limited to, all IND amendments, regulatory authority meeting requests, regulatory authority advice (including scientific advisory packages), and core data sheets. GNE shall provide Immunocore access to a draft of all such regulatory documents sufficiently in advance of the intended submission dates, via the access methods (such as secure databases) established by the JPT, to enable Immunocore to review and provide comments to GNE concerning the content thereof. GNE shall consider in good faith any such Immunocore comments.

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11.3.2      Meetings with Regulatory Authorities. In the event Immunocore has not issued a Co-Funding Withdrawal Notice, GNE shall provide Immunocore with prior written notice of any material scheduled meeting, conference, or discussion (including any advisory committee meeting) with a regulatory authority relating to Licensed Products, within [***] after GNE first receives notice of the scheduling of such meeting (or within such. shorter period as may be necessary in order to give Immunocore a reasonable opportunity to attend such meeting). Immunocore shall have the right to attend as an observer all such meetings, to the extent permitted by Applicable Law. In addition, Immunocore may participate in any preparatory pre-meetings held prior to a regulatory authority meeting.

11.3.3      Adverse Event Reports. GNE shall be responsible for investigating adverse events and other required safety information associated with the use of Licensed Products. GNE shall be responsible for the collection, review, assessment, tracking and filing of information related to adverse events in accordance with. Applicable Laws.

ARTICLE 12
DILIGENCE

12.1         Development and Commercialisation of Licensed Products. As between GNE and Immunocore, with effect from the Effective Date, the Parties agree to use Diligent Efforts to research and develop and commercialize at least one Licensed Product within the Field in the Territory. In the event of Immunocore issuing a Co-Funding Withdrawal Notice, Immunocore’s diligence obligations under this Article 12 shall be limited to the activities allocated to it in accordance with the Pre-POC Development Plan and the provisions of Article 8. GNE shall continue to use Diligent Efforts to research, develop and commercialize at least one Licensed Product within the Field in the Territory following such Co-Funding Withdrawal Notice.

12.2         Progress Reports. Following Immunocore’s service of a Co-Funding Withdrawal Notice and continuing thereafter until First Commercial Sale anywhere in the Territory, GNE shall provide to Immunocore, on or before each [***] of such Co-Funding Withdrawal Notice or on such other date as the Parties may agree, an [***] written report summarizing GNE’s progress in the research, development and commercialization of the Licensed Products in the [***], [***]; such [***] written report to provide Immunocore during the Term with information reasonably necessary to determine GNE’s progress in developing and commercializing a Licensed Product, including [***]. Immunocore may address questions on the [***] reports to the Alliance Managers following receipt of such written reports or may raise such questions for discussion at meetings of the JDC. Additionally, GNE shall provide to Immunocore [***].

ARTICLE 13
FINANCIAL TERMS

13.1         Upfront fee and Near-Term Milestone.

13.1.1      Upfront fee. Within fifteen (15) Business Days of the Effective Date of this Agreement, GNE shall pay to Immunocore a one-time non-refundable irrevocable fee of Fifty Million US Dollars ($50,000,000).

13.1.2      IND Filing. Upon filing of the IND for the first Clinical Trial to be carried out under the Pre-POC Development Plan, GNE shall pay to Immunocore a one-time non-refundable

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irrevocable Event Payment of Fifty Million US Dollars ($50,000,000). GNE shall pay Immunocore the Event Payment within [***] of receipt of an invoice from Immunocore with respect thereto.]

13.2         Consideration in the event of Co-Funding Withdrawal Notice. In the event Immunocore issues a Co-Funding Withdrawal Notice, in consideration of the exclusive license granted to GNE in Section 9.1.8, the following milestones and royalties in Sections 13.3 to 13.5 shall be payable by GNE to Immunocore in respect of the development and commercialization of any Licensed Product containing IMCC103C and/or the Back-Up Compound and/or any Enhanced MAGE-A4 Compound. Payments of milestones and royalties in respect of Licensed Products containing any Other MAGE-A4 Compound shall be made in accordance with the provisions of Exhibit G. For clarity: (i) no payment shall be due in accordance with this Article 13 in respect of Licensed Products containing: (a) derivatives or variants of IMCC103C (except for the variant described in the definition of “MAGE-A4 Compound”), (b) derivatives or variants of Back-Up Compound (except for the variant described in the definition of “MAGE-A4 Compound”), (c) derivatives or variants of any Enhanced MAGE-A4 Compound, or (d) derivatives or variants of any Other MAGE-A4 Compound. For further clarity any such derivatives and variants shall be Other MAGE-A4 Compounds and shall be subject to the terms of Exhibit G.

13.3         Development and Commercial Event Payments.

13.3.1      Development Milestones. Subject to Section 13.3.2, GNE shall pay Immunocore the following one-time Event Payments upon the first achievement of the following Events in any given Indication. In the event that multiple Licensed Products are in Development, the relevant Event Payment shall be payable in respect of the first Licensed Product to achieve that Event.

Event	Event Payment (US$)

	1st Indication	2nd Indication	3rd Indication

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

Total Potential Event Payments:	[***]	[***]	[***]

In this Section 13.3, “Indication” means the intended use of a Licensed Product for either therapeutic treatment or for the prevention of a distinct illness, sickness, interruption, cessation or disorder of a

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particular bodily function, system, tissue type or organ, or sign or symptom of any such items or conditions, regardless of the severity, frequency or route of any treatment, treatment regimen, dosage strength or patient class, for which Regulatory Approval is being sought and which will be referenced on any Licensed Product labelling in any country. For clarity, label extensions (including without limitation front-line, metastatic, adjuvant, etc.) shall not be deemed to be separate Indications.

13.3.2                     Certain Terms. It is understood and agreed that the following terms shall apply to the Events achieved under Section 13.3.1.

(a)             Payments under Section 13.3.1 shall be due only once for each Licensed Product in the first three Indications to achieve such Event for such Indication.

(b)             Payments shall be due under Section 13.3.1 by GNE regardless of whether it is GNE itself that meets the Event (as defined in the table in Section 13.3.1) or where such Event is met through the actions of any Affiliate of GNE or Sublicensee. GNE shall procure that any Sublicensee agrees to notify GNE immediately on any Event being met by such Sublicensee.

(c)             For the avoidance of doubt, GNE’s (including where such obligation arises as a result of actions by any Sublicensee) cumulative obligation under Section 13.3.1 with respect to the:(i) first Licensed Product in the first Indication shall in no event exceed [***]; (ii) first Licensed Product in the second Indication shall in no event exceed [***]; and (iii) first Licensed Product in the third Indication shall in no event exceed [***].

(d)             If, for any reason, a particular Event specified in Section 13.3.1 is achieved without one or more preceding Events having been achieved, then upon the achievement of such Event, both the Event Payment applicable to such achieved Event and the Event Payment(s) applicable to such preceding unachieved Event(s) shall be due and payable. [***].

(e)             If any Event is merged or combined with any other Event, for example [***], the Event shall be achieved when it starts or could reasonably be assumed to have been achieved such as, as part of a regulatory plan. For example, [***].

(f)              Notwithstanding the payment obligations set forth in Section 13.3.1 above, Event Payments shall only be due under Section 13.3.1(b) if the Licensed Product that achieves such Event is Covered by a Valid Claim [***] at the time of achievement of such Event; provided, if no Valid Claim [***] Covers the Licensed Product at the time of achievement of the Event in Section 13.3.1(b), such Event Payment shall be accrued at the time of such achievement, but shall not be due and payable unless and until such time as there is a Valid Claim [***] Covering such Licensed Product. Notwithstanding the payment obligations set forth in Section 13.3.1 above, Event Payments shall only be due under Section 13.3.1 (c), (d), (e) (f), (g), or (h), if the Licensed Product that achieves such Event is Covered by a Valid Claim in the territory in which such Event is achieved and at the time of achievement of such Event; provided, if no Valid Claim in such territory Covers the Licensed Product at the time of achievement of the Event in Section 13.3.1 (c), (d), (e) (f), (g), or (h), such Event Payment shall be accrued at the time of such achievement, but shall not be due and payable unless and until such time as there is a Valid Claim in the territory in which such Event is achieved Covering such Licensed Product. Any obligation to accrue payments under this Section shall cease once all patent applications Covering the relevant Licensed Product existing at the date of the Event in Section 13.3.1(b), (c), (d), (e) (f), (g), or (h) and which if issued would constitute a Valid Claim

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have either lapsed, been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealed or appealed within the time allowed for appeal.

13.3.3      For the purposes of Section 13.3.1, the first Licensed Product shall mean the first Licensed Product to achieve the relevant Event set out in Section 13.3.1 and shall not mean the first Licensed Product for which there is a First Commercial Sale.

13.3.4      Notice of Achievement; Timing of Payment. With respect to each Event referred to in Section 13.3.1, GNE shall inform Immunocore within [***] of the achievement of such Event (whether such Event is achieved by GNE or its Sublicensees). GNE shall pay Immunocore the respective accrued and payable Event Payment within [***] of receipt of an invoice from Immunocore with respect thereto.

13.3.5      Companion Diagnostic Event Payment. In addition to those Event Payments referred to in Section 13.3.1, GNE shall pay Immunocore, on a Companion Diagnostic-by-Companion Diagnostic basis, a one-time Event Payment of [***]. Payments shall be due under this Section by GNE regardless of whether it is GNE itself that meets the Event or where such Event is met through the actions of any Affiliate or Sublicensee. GNE shall procure that any Sublicensee agrees to notify GNE immediately on any Event being met by such Sublicensee. In the event that the Parties develop a Companion Diagnostic [***], the Parties shall agree in good faith commercial terms for such Companion Diagnostic. For purposes of determining whether the aforementioned payment is due, [***].

13.4         Net Sales Event Payments.

13.4.1      Net Sales Events. GNE shall pay Immunocore the following one-time Milestone Payments per Licensed Product upon each Licensed Product achieving the following Net Sales Events (whether such achievement is by GNE or its Sublicensees):

Net Sales Event	Milestone payment (in US Dollars)

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Total Potential Net Sales Event Payments:	[***]

Milestone Payments under this Section 13.4.1 shall be due only once for the first Licensed Product containing MAGE-A4 Compound and/or any Enhanced MAGE-A4 Compound. For the avoidance

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of doubt, GNE’s and its Affiliates and Sublicensees’ cumulative obligation under this Section 13.4.1 shall in no event exceed [***]. Notwithstanding the payment obligations set forth in Section 13.4.1 above, Net Sales Event Payments shall only be due under Section 13.4.1 if the Licensed Product that achieves such Net Sales Event is Covered by a Valid Claim [***] at the time of achievement of such Net Sales Event.

13.4.2      Notice of Achievement; Payment. With respect to each event listed in Section 13.4.1 above, GNE shall promptly (and in any event within [***] of such Net Sales Event being met) inform Immunocore following the achievement of such event by either GNE or its Sublicensees. On or after Immunocore’s receipt of such notice of achievement, Immunocore shall submit a written invoice to GNE for the corresponding Milestone Payment. Each such invoice shall specify the applicable Net Sales Event, and shall be payable within [***] of receipt of an invoice from Immunocore with respect thereto. To the extent GNE elects to have Immunocore send an invoice to an address other than that specified in Section 22.2, GNE shall provide written notice to Immunocore thereof.

13.5         Royalty Payments for Licensed Products.

13.5.1      Valid Claim Products.

(a)             GNE shall pay Immunocore, on a Licensed Product-by-Licensed Product and country-by-country basis, and subject to the terms of Sections 13.5.2 through 13.5.7, the following royalties on annual worldwide aggregate Net Sales of a Licensed Products sold by GNE or its Sublicensees, which at the time of sale or supply, are Covered by a Valid Claim in the country in which such Licensed Product is sold:

Annual Aggregate Worldwide Net Sales (in US Dollars)	Tiered Royalty Rate Percentage
Up to [***]:	[***]

Portion equal to or greater than [***] and less than [***]:	[***]

Portion equal to or greater than [***] and less than [***]:	[***]

Portion equal to or greater than [***] and less than [***]:	[***]

Portion greater than [***]:	[***]

(b)             The royalties in the table in Section 13.5.1(a) above shall be payable on annual aggregate worldwide Net Sales of Licensed Products containing MAGE-A4 Compound and/or any Enhanced MAGE-A4 Compound which at the time of sale or supply, are Covered by a Valid Claim in the country in which such Licensed Product is sold.

13.5.2      Valid Platform Claim Products. If in any calendar quarter, the sale of a Licensed Product that contains MAGE-A4 Compound or any Enhanced MAGE-A4 Compound is not Covered by a Valid Claim in the country in which such Licensed Product is sold, but is Covered by a Valid Platform Claim in the country in which such Licensed Product is sold, then GNE shall pay to Immunocore, on, a Licensed Product-by-Licensed Product and country-by-country basis, and subject

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to the terms of Section 13.5.4 through 13.5.6, a royalty equivalent to [***] of the amounts specified in Section 13.5.1 [***] on annual aggregate worldwide Net Sales of such Licensed Product.

13.5.3      Know-Bow Products. If in any calendar quarter, the sale of a Licensed Product that contains MAGE-A4 Compound and/or any Enhanced MAGE-A4 Compound is not Covered by a Valid Claim in the country in which such Licensed Product is sold, then GNE shall pay to Immunocore, on a Licensed Product-by-Licensed Product and country-by-country basis, and subject to the terms of Section 13.5.4 through 13.5.6, a royalty equivalent to [***] of the amounts specified in Section 13.5.1 on annual aggregate worldwide Net Sales of such Licensed Product.

13.5.4      Payment Offsets:

(a)           Third Party Payments.

(i)               Immunocore. Immunocore shall continue to have the obligation to make payments owed under written agreements entered into by Immunocore with Third Parties which relate to any Licensed Product, as of the Effective Date or during the Term.

(ii)             GNE. Subject to 15.6, if, after the Effective Date, GNE or its Sublicensees obtains a right or license under any intellectual property of a Third Party, where the making, using, selling, offering for sale, or importing of a Licensed Product by GNE or its Sublicensee would in the absence of such right or license infringe the intellectual property of a Third Party, then GNE may offset the payments due and payable to Immunocore with respect to such Licensed Product by the amount of payments paid by GNE or its Sublicensee to such Third Party for such right or license; provided, that in no event shall such reductions reduce the payments owed to Immunocore for such Licensed Product by [***] of what would otherwise be owed by GNE or its Sublicensee to Immunocore.

(b)           Biosimilar. Following the first commercial sale of a Biosimilar in a country and:

(i)               such Biosimilar is Covered by a Valid Claim [***] Covering the Licensed Product in such country, and [***], no royalty reduction may be made under this Section 13.5.4(b);

(ii)             such Biosimilar is Covered by a Valid Claim [***] in such country, and [***], and where [***], the royalties due and payable by GNE hereunder shall be reduced by [***] in such country;

(iii)            such Biosimilar is Covered by a Valid Claim in such country, and [***], and where [***], the royalties due and payable by GNE hereunder shall be reduced by [***] in such country; or14

(iv)            such Biosimilar is not Covered by a Valid Claim in such country, the royalties due and payable by GNE or its Sublicensee hereunder shall be reduced by [***] in such country [***].

(c)           The reduction in royalties under Section 13.5.4(b)(ii) and 13.5.4(b)(iii) shall only apply during the period of time that [***] in such country. For the purpose of this Section

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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13.5.4(c), [***]. As used herein, “Biosimilar” means any drug or biological product that is interchangeable directly with any Licensed Product and which is subject to review under an abbreviated approval pathway as a biosimilar, follow-on biologic or generic biological product, as those terms are commonly understood under the FD&C Act or the PHS Act and related rules and regulations, or the corresponding or similar laws, rules and regulations of any other jurisdiction and (1) where such Biosimilar obtains Regulatory Approval or is otherwise sold by a Third Party that is not GNE or a Sublicensee; and (2) where GNE or its Sublicensees have not directly authorised or permitted such Third Party to market, manufacture and sell such product in the market in question.

(d)             The cumulative reduction made under Sections 13.5.4 (a), 13.5.4(b)(ii) and 13.5.4(b)(iii) in a country shall not exceed a total of [***] of what would otherwise be owed by GNE to Immunocore in accordance with Sections 13.5.1 through 13.5.3 in such country.

13.5.5      Single Royalty. No more than one royalty payment shall be due under this Section 13.5 with respect to a sale of a particular Licensed Product. For the avoidance of doubt: (a) multiple royalties shall not be payable because the sale of a particular Licensed Product is Covered by more than one (1) Valid Claim in the country in which such Licensed Product is sold; and (b) in no event shall GNE and/or its Affiliates or Sublicensees be obligated to simultaneously pay (i) a royalty under Section 13.5.1 with respect to a sale of a particular Licensed Product that is subject to Section 13.5.2 or Section 13.5.3, or (ii) a royalty under Section 13.5.2 with respect to a sale of a particular Licensed Product that is subject to Section 13.5.3,

13.5.6      Royalty Term.

(a)             The royalty obligations set forth in Sections 13.5.1 and 13.5.2 above will commence on a country-by-country basis upon the First Commercial Sale of any Licensed Product, and expire on a country-by-country basis upon the expiration of the last to expire Patent containing a Valid Claim or Valid Platform Claim, as the case may be, which Covers the sale of such Licensed Product in such country. For clarity, if the last Valid Claim or Valid Platform Claim, as the case may be, Covering the sale of a Licensed Product in a particular country expires prior to the [***] anniversary of the date of First Commercial Sale of such Licensed Product in such country, royalties shall continue to be payable on the sales of such Licensed Product in such country pursuant to Section 13.5.3 at the rates set forth therein until the [***] anniversary of the date of First Commercial Sale of such Licensed Product in such country.

(b)             The royalty obligations set forth in Section 13.5.3 will commence on a country-by-country basis upon the First Commercial Sale of any Licensed Product, and expire on a country-by-country basis upon the earlier of (i) the [***] anniversary of the date of First Commercial Sale of such Licensed Product in such country; or (ii) such time as such Licensed Product is Covered by a Valid Claim or Valid Platform Claim, as the case may be, in such country, in which case such Licensed Product shall be subject to the royalty term set forth in Section 13.5.6(a) above. For clarity, in the case of a Licensed Product for which a Valid Claim or Valid Platform Claim, as the case may be, first comes into existence in a particular country after the date of First Commercial Sale in such country, on the date of issuance of such Valid Claim or Valid Platform Claim, as the case may be, royalties shall be payable on the sales of such Licensed Product pursuant to Section 13.5.1 or 13.5.2 at the rates set forth therein, as applicable, and expire upon the expiration of such Valid Claim or Valid Platform Claim, as the case may be, in such country. For the purposes of calculating the ten

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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[***] period above for each Licensed Product in any country within the EU, the [***] period shall [***].

13.5.7      Rights Following Expiration of Royalty Term. Upon expiry of GNE’s payment obligation hereunder with respect to a Licensed Product in a country, the licenses in Section 9.1.1.(c) and 9.1.8 shall be fully paid-up in respect of that Licensed Product in that country.

ARTICLE 14
FINANCIAL TERMS; REPORTS; AUDITS

14.1	Timing of Royalty Payment. All royalty payments shall be made within [***] of the end of each calendar quarter in which the sale was made.

14.2	Royalty Report. For each calendar quarter for which GNE has an obligation to make royalty payments, such payments shall be accompanied by a report that specifies for such calendar quarter the following information (“Net Sales Report”):

(a)             total Net Sales of all Licensed Products sold in the Territory;

(b)             Net Sales on a country-by-country basis for all Licensed Products sold;

(c)             the exchange rate used to convert Net Sales from the currency in which they are earned to United States dollars; and

(d)             the total royalties due to Immunocore.

If GNE is reporting Net Sales for more than one Licensed Product, the foregoing information shall be reported on a Licensed Product-by-Licensed Product basis.

14.3            Mode of Payment. All payments hereunder shall be made in immediately available funds to the account listed below (or such other account as Immunocore shall designate before such payment is due):

[***]

14.4            Currency of Payments. All payments under this Agreement shall be made in United States dollars, unless otherwise expressly provided in this Agreement. Net Sales outside of the United States shall be first determined in the currency in which they are earned and shall then be converted into an amount in United States dollars as follows: (i) with respect to sales by or on behalf of GNE, use GNE’s customary and usual conversion procedures, consistently applied in preparing its audited financial statements; and (ii) with respect to sales by or on behalf of a given Sublicensee, using the conversion procedures applicable to payments by such Sublicensee to GNE for such sales and where such procedures have been agreed prior to the Effective Date or as modified by GNE and its Affiliates [***] after the Effective Date.

14.5            Blocked Currency. If, at any time, legal restrictions prevent GNE or a Sublicensee from remitting part or all of royalty payments when due with respect to any country in the Territory where Licensed Products are sold, GNE shall continue to provide Net Sales Reports for such royalty payments, and such royalty payments shall continue to accrue in such country, but GNE shall not be

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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obligated to make such royalty payments until such time as payment may be made through reasonable, lawful means or methods that may be available, as GNE shall determine.

14.6         Taxes. Each Party shall comply with Applicable Laws and regulations regarding filing and reporting for income tax purposes. Neither Party shall treat their relationship under this Agreement as a pass through entity for tax purposes. All payments made under this Agreement shall be made free and clear of any and all taxes, duties, levies, fees or other, except for withholding taxes and VAT (if applicable). GNE and its Sublicensees shall be entitled to deduct from payments made to Immunocore under this Agreement the amount of any withholding taxes required to be withheld, to the extent paid to the appropriate governmental authority on behalf of Immunocore (and not refunded or reimbursed). GNE shall deliver to Immunocore, upon request, proof of payment of all such withholding taxes. Immunocore (on the one hand) and GNE (on the other hand) shall provide reasonable assistance to other Party in seeking any benefits available to either Party with respect to government tax withholdings by any relevant law, regulation or double tax treaty. All payments made under this Agreement shall be exclusive of VAT (if applicable) and such VAT shall be paid promptly on receipt of a valid VAT invoice.

14.7         Records; Inspection.

14.7.1      Records. GNE agrees to keep, for [***] from the year of creation, records of all sales of Licensed Products for each reporting period in which royalty payments are due, showing sales of Licensed Products for each of GNE and its Affiliates and Sublicensees and applicable deductions in sufficient detail to enable the report provided under Section 14.2 to be verified. GNE shall procure that its Sublicensees keep records in accordance with this Section.

14.7.2      Audits. Immunocore shall have the right to request that such report be verified by an independent, certified and internationally recognized public accounting firm selected by Immunocore and acceptable to GNE (the “CPA Firm”). Such right to request a verified report shall (i) be limited to a [***] period immediately preceding such request for a verified report; (ii) not be exercised more than once in any calendar year; and (iii) not more frequently than once with respect to records covering any specific period of time. Subject to Section 14.7.3, GNE shall, upon timely request and at least [***] advance notice from Immunocore and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of the reports provided under Section 14.2 and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The draft audit report shall be shared with GNE at the same time that it is shared with Immunocore. Following review and approval by all Parties of the draft audit, the final audit report shall be shared with GNE and Immunocore. GNE shall procure access to Sublicensee records relevant to verify the accuracy of reports under Section 14.2. relating to such Sublicensee and in accordance with this Section 14.7.2 and shall make such Sublicensee records available to the CPA Firm at the same time and location as GNE’s own records are made available to the CPA Firm.

14.7.3      Confidentiality. Prior to any audit under Section 14.7.2, the CPA Firm shall enter into a written confidentiality agreement with GNE that (i) limits the CPA Firm’s use of GNE and its Affiliate’s and Sublicensee’s records to the verification purpose described in Section 14.7.2; (ii) limits the information that the CPA Firm may disclose to Immunocore to the numerical summary of payments due and paid; and (iii) prohibits the disclosure of any information contained in such records

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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to any Third Party for any purpose. The Parties agree that all information subject to review under Section 14.7.2 and/or provided by the CPA Firm to Immunocore is GNE’s Confidential Information, and Immunocore shall not use any such information for any purpose that is not germane to Section 14.7.2.

14.7.4      Underpayment; Overpayment. After reviewing the CPA Firm’s audit report, GNE shall promptly pay any uncontested, understated amounts due to Immunocore. Any overpayment made by GNE or any Affiliate or Sublicensee shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at GNE’s election. Any audit under Section 14.7.2 shall be at Immunocore’s expense; provided, however, GNE shall reimburse reasonable audit fees for a given audit if the results of such audit reveal that GNE and any Affiliate or Sublicensee underpaid Immunocore [***] for the audited period [***].

ARTICLE 15
INTELLECTUAL PROPERTY; OWNERSHIP

15.1         Definitions. As used herein this Article 15:

15.1.1      “Prosecution and Maintenance” or “Prosecute and Maintain”, with respect to a particular Patent, means all activities associated with the preparation, filing, prosecution and maintenance of such Patent (and patent application(s) derived from such Patent), as well as re-examinations, reissues, applications for patent term adjustments and extensions, supplementary protection certificates and the like with respect to that Patent, together with the conduct of interferences, derivation proceedings, pre- and post-grant proceedings, inter parte reviews, the defense of oppositions and other similar proceedings with respect to that Patent.

15.2         Disclosure; Ownership; Inventorship; Assignment and Cooperation.

15.2.1      Disclosure. During the Term, each Party shall promptly disclose to the other any Foreground IP conceived, or reduced to practice by or for the disclosing Party. Disclosure will be made via designated patent practitioners representing each Party. Such disclosure obligation continues beyond the Term to the extent necessary to obtain patent protection for all inventions within the Foreground IP, and to establish inventorship thereof.

15.2.2      Ownership. As between the Parties:

(a)             Immunocore shall solely own the Immunocore Platform IP, Immunocore Foreground IP and Licensed Product IP;

(b)             GNE shall solely own the GNE Background IP and GNE Foreground IP; and

(c)             the Parties shall own jointly all Joint Foreground IP.

Without limiting the foregoing, each Party retains an undivided one-half interest in and to the Joint Foreground IP (including Patents and Know-How therein). Subject to the licenses granted in Article 9, each Party may exploit fully the Joint Foreground IP, in any field, and may grant licenses and sublicenses of the Joint Foreground IP without the consent of and without accounting to the other Party, subject to Section 9.1.4. Further, each Party may transfer or encumber its ownership interest,

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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without the consent of and without accounting to the other Party, subject to the license grants and covenants hereunder and only in accordance with any restrictions hereunder.

15.2.3      Assignment; Cooperation. The assignments necessary to accomplish the ownership provisions set forth in this Article 15 are hereby made, and each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation, to implement the provisions of this Article 15. Each Party shall to the extent legally possible under relevant national or local laws require all of its employees, Affiliates and any Third Parties working pursuant to this Agreement on its behalf, to assign (or otherwise convey rights) to such Party any Patents and Know-How discovered, conceived or reduced to practice by such employee, Affiliate or Third Party, and to cooperate with such Party in connection with obtaining patent protection therefore.

15.2.4      CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Public Law 108-53 (the “Create Act”). In the event that either Party to this Agreement intends to overcome a rejection of a claimed invention within the Licensed Product IP, Immunocore Platform IF, Foreground IP and/or GNE Background IP pursuant to the provisions of the Create Act, such Party shall first obtain the prior written consent of the other Party and the Parties shall work together in good faith to agree how any rejection should be overcome. To the extent that the Parties agree that, in order to overcome a rejection of a claimed invention within Licensed Product IP, Immunocore Platform IP, Foreground IP and/or GNE Background IP pursuant to the provisions of the Create Act, the filing of a terminal disclaimer is required or advisable, the Parties shall first agree on terms and conditions under which the patent application subject to such terminal disclaimer and the patent or application over which such application is disclaimed shall be jointly enforced, to the extent that the Parties have not previously agreed to such terms and conditions. To the extent that this Section 15.2.4 applies to Immunocore Platform IP, any obligation under this Section will be subject to any Third Party agreements entered into with Immunocore prior to or after the Effective Date relating to the prosecution or maintenance of such Immunocore Platform IP and any co-operation or consultation by Immunocore under this Section 15.2.4 shall be subject to such Third Party agreements. In the event that GNE, or its Sublicensee intends to enter into an agreement with a Third Party with respect to the further research, development or commercialization of a Licensed Product and such agreement is a “joint research agreement” as that phrase is defined in the Create Act, the Parties shall in good faith discuss whether Immunocore shall similarly enter into such agreement with such Third Party purely for the purposes of agreeing similar consultation rights in relation to any rejection under the Create Act as contained under this Section 15.2.4.

15.2.5      Inventorship; Exclusive Dispute Resolution Process. The determination of inventive contribution by or on behalf of a Party with respect to Foreground IP for purposes of determining ownership as set forth in Section 15.2.2. shall be made in accordance with the laws of inventorship under the US patent law. In the event of a Dispute between the Parties over inventorship of Foreground IP, the Parties shall, notwithstanding anything to the contrary in Article 15, refer such Dispute to a mutually acceptable independent outside patent counsel to determine inventorship and shall use all reasonable efforts to do so in an efficient and expedient manner. The Parties agree that the decision rendered by such independent outside patent counsel shall be the sole, exclusive and binding resolution and remedy between them regarding such Dispute, and the Parties shall share equally the fees and expenses of the independent outside patent counsel in resolving such Dispute.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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15.3         Patent Prosecution.

15.3.1      Immunocore Controlled Prosecution and Maintenance of Immunocore Controlled Patents. Immunocore shall Prosecute and Maintain Patents within (a) Immunocore Foreground IP that is not Licensed Product IP; (b) Joint Foreground IP solely relating to improvements to ImmTAC platform (“Immunocore ImmTAC Improvement IP”); (c) the Patent in Exhibit A, Part B and any other Patents relating to any Companion Diagnostic (including any derivatives and variants thereof); and (d) Enhanced ImmTAC Patent (together the “Immunocore Controlled Patents”) in consultation with GNE Immunocore will provide GNE with a draft copy of any proposed patent application, filings and other material correspondence with applicable governmental authorities concerning the Immunocore Controlled Patents for review and comment prior to filing or prior to submission of any response or communication with applicable governmental authorities and will keep GNE reasonably informed of the status of such Prosecution and Maintenance, including providing GNE with copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by Immunocore. Immunocore will provide any filings or correspondence for comment by GNE where possible [***] prior to any due date or required response date. Immunocore will consider all comments provided by GNE to Immunocore prior to any due date or required response date [***]. GNE will provide all reasonable cooperation and assistance to Immunocore at Immunocore’s reasonable request in Prosecution and Maintenance of such Patents, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications.

15.3.2      Immunocore Controlled Prosecution and Maintenance of Immunocore Platform IP. Subject to Section 15.3.1, Immunocore shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Immunocore Platform IP (except for any Patents covered by Section 15.3.1). Immunocore will provide GNE with copies of any filed patent application, filings and other material correspondence with applicable governmental authorities relating to such Immunocore Platform IP, and will keep GNE reasonably informed of the status of such Prosecution and Maintenance, including providing GNE copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by Immunocore. The obligations under this Section will be subject to any Third Party agreement entered into by Immunocore whether before or after the Effective Date.

15.3.3      GNE Controlled Prosecution and Maintenance.

(a)             GNE shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the GNE Background IP. GNE will provide Immunocore with copies of any filed patent application, filings and other material correspondence with applicable governmental authorities relating to GNE Background LP and will keep Immunocore reasonably informed of the status of such Prosecution and Maintenance, including providing Immunocore copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by GNE.

(b)             GNE shall Prosecute and Maintain Patents within (1) any Joint Foreground IP that is not Immunocore ImmTAC Improvement IP; (2) Licensed Product TP; and (3) GNE Foreground IP (together, the “GNE Controlled Patents”). GNE will provide Immunocore with copies of any filed patent application, filings and other material correspondence with applicable governmental authorities relating to GNE Controlled Patents, and will keep Immunocore reasonably

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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informed of the status of such Prosecution and Maintenance, including providing Immunocore copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by GNE. GNE will provide any filings or correspondence for comment by Immunocore where possible at least [***] prior to any due date or required response date. GNE will consider all comments provided by Immunocore to GNE prior to any due date or required response date [***]. Immunocore will provide all reasonable cooperation and assistance to GNE at GNE’s reasonable request in Prosecution and Maintenance of such Patents, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications. In the event that Immunocore issues a Co-Funding Withdrawal Notice, Patents falling within GNE Foreground IP shall be prosecuted in accordance with Section 15.3.3(a) instead of this Section 15.3.3(b).

15.3.4      Transfer of Prosecution and Maintenance.

(a)             If GNE elects not to Prosecute and Maintain any Patents under Section 15.3.3(b), GNE shall provide at least [***] written notice to Immunocore. Thereafter, Immunocore shall have the right, but not the obligation, to Prosecute and Maintain any notified Patents, at its sole expense and in its sole discretion. GNE will provide all cooperation and assistance to Immunocore in relation to such Prosecution and Maintenance.

(b)             If Immunocore elects not to Prosecute and Maintain any Patents under Section 15.3.1, Immunocore shall provide at least [***] written notice to GNE. Thereafter, GNE shall have the right, but not the obligation, to Prosecute and Maintain any notified Patents, at its sole expense and in its sole discretion. Immunocore will provide all cooperation and assistance to GNE in relation to such Prosecution and Maintenance.

15.3.5      The Parties agree to Prosecute and Maintain Immunocore Controlled Patents and GNE Controlled Patents on a coordinated basis with the goal of maximizing the enforceable patent coverage for the Licensed Products and the ImmTAC platform, including resolving any double patenting issues. The Parties acknowledge that coordinated filings of two or more separate Patent applications Covering Licensed Products or improvements to ImmTAC platform may be filed hereunder so long as (i) both Parties agree to the coordinated filings and (ii) the patent coverage for the Licensed Product(s) is not adversely affected.

15.3.6      The Costs incurred by the Parties in carrying out the Prosecution and Maintenance activities set out in Section 15.3.1 and 15.3.3(b) shall be shared equally by the Parties. The Parties shall each bear their own costs in relation to the activities in Section 15.3.2 and 15.3.3(a). In the event that Immunocore issues a Co-Funding Withdrawal Notice, any costs shared in accordance with this Section 15.3.6 shall instead be borne solely by the prosecuting party.

15.3.7      Interferences Between the Parties. If an interference or derivation proceeding is declared by the US Patent and Trademark Office between one or more of the Patents within the Licensed Product IP, Immunocore Platform IP, Foreground IP or GNE Background IP, to the extent directed to a Licensed Product and such declared interference or derivation proceeding does not involve any Patents owned by a Third Party, then the Parties shall in good faith establish a mutually agreeable process to resolve such interference or derivation proceeding in a reasonable manner in conformance with all applicable legal standards, but which prejudices neither Party nor diminishes the value of such Patents at issue.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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15.4         Trademarks and Copyright

15.4.1      GNE shall select and shall Prosecute and Maintain, at its sole discretion and expense, trademarks and, to the extent necessary, copyright, used or intended to be used in relation to the Licensed Products. GNE will keep Immunocore reasonably informed of the status of applications and material correspondence with applicable governmental authorities relating to such trademarks and copyright.

15.5         Enforcement Rights for Infringement by Third Parties.

15.5.1      Notice. Each Party shall promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of the Patents within the Licensed Product IP, GNE Background IP, Immunocore Platform IP or Foreground IP to the extent such actual or suspected infringement is relevant to any MAGE-A4 Compound, Enhanced MAGE-A4 Compound, Other MAGE-A4 Compound or any Licensed Product, or any claim of invalidity, unenforceability, or non-infringement of any Patents within the Licensed Product IP, GNE Background IP, Immunocore Platform IP or Foreground IP (each an “Infringement”). At the request of the Party receiving such notice, the other Party shall use Diligent Efforts to provide all evidence in its possession pertaining to the actual or suspected Infringement that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege.

15.5.2      Enforcement Actions. The Parties shall consult as to potential strategies to terminate suspected or potential Infringement, consistent with the overall goals of this Agreement. If the Parties fail to agree on such strategies:

(a)             GNE shall have the first right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file suit against any Third Party for Infringement, in each case of any Patent under Section 15.3.1 and 15.3.3. If GNE does not, within [***] of receipt of a notice under Section 15.5.1, take steps to abate the Infringement, or to file suit to enforce against such Infringement, then GNE shall provide written notice to Immunocore thereof, and GNE and Immunocore shall discuss the strategy thereof.

(b)             Immunocore shall have the first right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file suit against any Third Party for Infringement, in each case of any Patent under Section 15.3.2. If Immunocore does not, within [***] of receipt of a notice under Section 15.5.1, take steps to abate the Infringement, or to file suit to enforce against such Infringement, then GNE shall have the right, but not the obligation, to take action to enforce against such Infringement; provided that if Immunocore is diligently pursuing ongoing settlement discussions at the end of such [***] period then GNE shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or Immunocore ceases to pursue such discussions diligently. To the extent this Section relates to Immunocore Platform IP, the obligations under this Section will be subject to any Third Party agreement entered into by Immunocore whether before or after the Effective Date.

(c)             The non-controlling Party shall cooperate with the Party controlling any such action to abate or enforce (as may be reasonably requested by the controlling Party and at the controlling Party’s expense), including, if necessary, by being joined as a party provided that the non-controlling Party shall be indemnified by the controlling Party as to any costs or expenses, and

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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shall have the right to be represented by its own counsel at its own expense. The Party controlling any such action shall keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

15.5.3      Settlement. The Party controlling any such enforcement action described in Section 15.5.2 (a “Section 15.5.2 Enforcement”), at its sole discretion, may take reasonable actions to terminate any alleged Infringement without litigation; provided, that if any such arrangement would adversely affect the non-controlling Party’s rights under this Agreement, then that arrangement is subject to the non-controlling Party’s prior written consent. The Party controlling any Section 15.5.2 Enforcement may not settle or consent to an adverse judgment without the express written consent of the non-controlling Party (such consent not to be unreasonably withheld or delayed).

15.5.4      Costs and expenses. The Party controlling any Section 15.5.2 Enforcement shall bear all costs and expenses, including but not limited to litigation expenses, related to such enforcement actions.

15.5.5      Damages. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 19, all damages, amounts received in settlement, judgment or other monetary awards recovered in Section 15.5.2 Enforcement with respect to activities of the Third Party that occurred prior to the effective date of such award shall be applied as follows:

(a)             [***].

15.6         Third Party Intellectual Property Rights

15.6.1      Third Party Licenses.

(a)             In the event that Immunocore has not issued a Co-Funding Withdrawal Notice and the JDC agrees that it is necessary to obtain a right or license under any intellectual property of a Third Party, where the making, using, selling, offering for sale, or importing of a Licensed Product would in the absence of such right or license infringe the intellectual property of a Third Party, GNE shall take the lead in negotiating with such Third Party to obtain a license of the relevant Third Party intellectual property, with the right to sublicense such third party rights to Immunocore and, subject to the agreement of the JDC, GNE shall enter such Third Party License, The costs of such Third Party Licenses shall be borne by the Parties in [***].

(b)             In the event that .Immunocore has issued a Co-Funding Withdrawal Notice, and GNE or its Affiliate obtains a right or license under any intellectual property of a Third Party, where the making, using, selling, offering for sale, or importing of a Licensed Product by GNE or the relevant Affiliate would in the absence of such right or license infringe the intellectual property of a Third Party, then GNE shall (i) be solely responsible for any costs associated with such agreement; (ii) GNE shall procure that such agreement includes provision for sublicensing or assignment of GNE’s rights to Immunocore (in the event of termination of this Agreement); and (iii) GNE shall notify Immunocore if it enters into any such agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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15.7         Third Party Infringement Claims.

15.7.1      Notice. In the event that a Third Party shall make any claim, give notice, or bring any suit or other inter partes proceeding against GNE or Immunocore, or any of their respective Affiliates or licensees or customers, for infringement or misappropriation of any intellectual property rights with respect to the research, development, making, using, selling, offering for sale, import or export of any Licensed Product or Companion Diagnostic (“Third Party Infringement Claim”), in each case, the Party receiving notice of a Third Party Infringement Claim shall promptly notify the other Party and use Diligent Efforts to provide all evidence in its possession pertaining to the claim or suit that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege.

15.7.2      Defense. The Parties shall consult as to potential strategies to defend against any Third Party Infringement Claim, consistent with the overall goals of this Agreement, including by being joined as a party. The Parties shall cooperate with each other in all reasonable respects in the defense of any Third Party Infringement Claim or raising of any counterclaim related thereto. If the Parties fail to agree on such strategies, and subject to the respective indemnity obligations of the Parties set forth in Article 19, GNE shall be solely responsible for defending such Third Party Infringement Claim including but not limited to selection of counsel, venue, and directing all aspects, stages, motions, and proceedings of litigation. If GNE does not, within [***] of receipt of a notice under Section 15.7.1, take steps to defend the Third Party Infringement Claim, then Immunocore shall have the right, but not the obligation, to take action to enforce or defend against such Third Party Infringement Claim provided that if GNE is diligently pursuing ongoing settlement discussions at the end of such [***] period then Immunocore shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or GNE ceases to pursue such discussions diligently, At the controlling Party’s request and expense, the non-controlling Party shall cooperate with the controlling Party in connection with any such defense and counterclaim, provided that the non-controlling Party shall be indemnified by the controlling Party as to any costs or expenses, and shall have the right to be represented by its own counsel at its own expense.

15.7.3      Settlement. If any such defense under Section 15.7.2 would adversely affect the other Party’s rights under this Agreement or impose a financial obligation upon the other Party or grant rights in respect, or affect the validity or enforceability, of the other Party’s Patents or any Joint Foreground IP, then any settlement, consent judgment or other voluntary final disposition of such Third Party Infringement Claim shall not be entered into without the consent of the other Party (such consent not to be unreasonably withheld). For the avoidance of doubt, if any settlement results in the granting to the alleged infringer of a sublicense to any of the Licensed Product IP or Foreground IP, with running royalties payable on post-settlement sales by the alleged infringer, such alleged infringer shall be deemed to be a Sublicensee and such royalties on post-settlement sales shall be shared equally by the Parties in fifty percent (50%) shares; save that if a Co-Funding Withdrawal Notice has been issued, such royalties shall be subject to the royalty obligations under Article 13.

15.7.4      Costs and expenses. The Party controlling the defense of any Third Party Infringement Claim shall bear [***], to defend against any Third Party Infringement Claim.

15.7.5      Attorney-Client Privilege; Common Interest. Neither Party is waiving, nor shall be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges or the like as a result of disclosing information

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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(the party making the disclosure, “disclosing party”) pursuant to this Agreement or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the other Party (“receiving party”), regardless of whether the disclosing party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties: (i) share a common legal and commercial interest in such disclosure that is subject to such privileges and protections; (ii) are or may become joint defendants in proceedings to which the information covered by such protections and privileges relates; (iii) intend that such privileges and protections remain intact should either Party become subject to any actual or threatened proceeding to which the disclosing party’s Confidential Information covered by such protections and privileges relates; and (iv) intend that after the Effective Date both the receiving party and the disclosing party shall have the right to assert such protections and privileges.

ARTICLE 16
CONFIDENTIALITY

16.1         Non-use and Non-disclosure of Confidential Information. During the Term, and for a period of [***] thereafter, a Party shall (i) except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party any Confidential Information of the other Party; (ii) except in connection with activities contemplated by, the exercise of rights permitted by, in order to further the purposes of this Agreement or otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Party; and (iii) take all reasonable precautions to protect the Confidential Information of the other Party (including all precautions a Party employs with respect to its own confidential information of a similar nature). Any Know-How included in the Joint Foreground IP shall be the joint Confidential Information of both Parties.

16.2         Exclusions Regarding Confidential Information. Notwithstanding anything set forth in this Article 16 to the contrary, the obligations of Section 16.1 above shall not apply to the extent that the Party seeking the benefit of the exclusion can demonstrate that the Confidential Information of the other Party:

16.2.1      was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;

16.2.2      was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;

16.2.3      became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;

16.2.4      was received by the receiving Party without an obligation of confidentiality from a Third Party having the right to disclose such information without restriction;

16.2.5      was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the other Party; or

16.2.6      was released from the restrictions set forth in this Agreement by express prior written consent of the Party.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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16.3         Authorized Disclosures of Confidential Information. Notwithstanding the foregoing, a Party may use and disclose the Confidential Information of the other Party as follows:

16.3.1      if required by law, rule or governmental regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided that the Party seeking to disclose the Confidential Information of the other Party (i) uses all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, requests confidential treatment of such information;

16.3.2      to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent within the Licensed Product IP, Immunocore Platform IP, the GNE Background IP or the Foreground IP in accordance with this Agreement upon reasonable notice and written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned;

16.3.3      as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Licensed Products, provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;

16.3.4      to take any lawful action that it deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement;

16.3.5      to the extent necessary, to Sublicensees, collaborators, vendors, consultants, agents, attorneys, contractors and clinicians under written agreements of confidentiality at least as restrictive on those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement. Further, the receiving Party may disclose Confidential Information to existing or potential: acquirers, merger partners, collaborators, Sublicensees and sources of financing or to professional advisors (e.g. attorneys, accountants and prospective investment bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or license and under appropriate conditions of confidentiality, only to the extent necessary and with the agreement by those permitted individuals to maintain such Confidential Information in strict confidence;

16.3.6      Immunocore may also share certain preclinical data and clinical data for MAGE-A4 Compounds, an Enhanced MAGE-A4 Compound, or an Other MAGE-A4 Compound with Third Parties (a) in order to raise further investment for so long as Immunocore is not publicly traded on an major stock exchange; and (b) to support partnering discussions around assets emerging from Immunocore’s pipeline; provided, (1) such Third Parties are under suitable obligations of confidentiality and non-use applicable to the Confidential Information of the other Party consistent with the terms and conditions of this Agreement, including the confidentiality provisions of this Article 16, and (ii) such data is limited to the following;

(a)             any and all preclinical data (other than toxicity data), elapsed time for which MAGE-A4 Compounds (or an Enhanced MAGE-A4 Compound) or an Other MAGE-A4 Compound have remained within specification from ongoing stability studies and Clinical Trial data and

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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biomarker analyses that support the ImmTAC mechanism of action from any patients treated with MAGE-A4 Compounds (or an Enhanced MAGE-A4 Compound) or an Other MAGE-A4 Compound on a continuing monotherapy basis or as part of a monotherapy lead-in to a combination regimen; and

(b)             preclinical data or clinical data from a combination of a MAGE-A4 Compound (or an Enhanced MAGE-A4 Compound) or an Other MAGE-A4 Compound with any GNE proprietary compound (including Tecentriq) with purely financial Third Party investors.

Any such disclosures under Section 16.3.6 shall be subject to prior written review and comment by GNE.

16.4         Return of Confidential Information. Except as expressly permitted under this Agreement, following any termination of this Agreement each Party shall upon written request by the other Party promptly destroy all Confidential Information received from the disclosing Party, including any copies thereof, (except one copy of which may be retained for archival purposes solely to ensure compliance with the terms of this Agreement).

16.5         Terms of this Agreement. The Parties agree that this Agreement and the terms hereof will be considered Confidential Information of both Parties.

16.6         No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under Article 9, under any patent, trade secret or other rights now or hereinafter held by the disclosing Party.

ARTICLE 17
PUBLICITY; PUBLICATIONS; USE OF NAME

17.1         Publicity. The text of any press releases, public announcements and powerpoint presentations concerning this Agreement, the subject matter hereof, or the research, development or commercial results of Licensed Products hereunder (a “Release”) shall be addressed pursuant to Sections 17.2 to 17.4. Any such Release shall not include any financial terms of this transaction.

17.2         Releases. The Parties hereby agree to the issue of press releases as set out in Exhibit D, concerning the execution of this Agreement. During the Pre-POC Term and, provided Immunocore has not issued a Co-Funding Withdrawal Notice, during the Term, the Parties shall agree the content of any Releases. In the event that Immunocore has issued a Co-Funding Withdrawal Notice, GNE shall have discretion as to the content of any Releases, subject to Article 16 and this Article 17. Subject to Sections 17.2, 17.3 and 17.4:

17.2.1      GNE may not issue a Release without Immunocore’s prior written consent if it includes reference to Immunocore’s Co-Funding Withdrawal Notice or its right to issue such notice;

17.2.2      GNE may not issue a Release without Immunocore’s prior written consent if it includes reference to Immunocore by name; and

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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17.2.3      Immunocore may not issue a Release without GNE’s prior written consent if it includes reference to GNE by name.

In each case, consent shall not be unreasonably withheld, conditioned or delayed and shall be provided within [***] of request for such consent.

17.3         Approved Releases. If a Release requires consent pursuant to Sections 16.3 or 17.2, once consent has been given both Parties may make subsequent public disclosure of the contents of such statement without the further approval of the Party whose consent was required; provided, such content is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein.

17.4         Releases required by law or regulation. Each Party may issue any Release it is required to issue by Applicable Law or regulation (including, in the case of Immunocore, any announcements required to satisfy the UK Takeover Panel or the UKLA listing rules).

17.5         Publications. Notwithstanding Sections 17.1 to 17.4, both Parties recognize that the publication or disclosure of papers, presentations, abstracts or any other written or oral presentations regarding results of and other information regarding the MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds, or Other MAGE-A4 Compounds, Licensed Products or Companion Diagnostics may be beneficial to both Parties, provided that such publications or presentations are subject to reasonable controls to protect Confidential Information, the patentability of inventions and other commercial considerations. Accordingly, the following shall apply with respect to papers and presentations proposed for disclosure by either Party:

17.5.1      During the Pre-POC Term and, provided Immunocore has not issued a Co-Funding Withdrawal Notice, during the Term, the Parties shall agree the content of any such publication or disclosure of papers, presentations, abstracts or any other written or oral presentations;

17.5.2      In the event of Immunocore issuing a Co-Funding Withdrawal Notice, with respect to any paper or presentation proposed for disclosure by GNE which utilizes information generated by or on behalf of GNE in relation to Licensed Product, so long as such paper or presentation does not contain any Confidential Information of Immunocore (excluding Joint Foreground IP), GNE shall be free to make, publish and disclose such papers and presentations at its discretion. GNE shall acknowledge Immunocore, as appropriate, in any publication that discloses GNE’s use of the Licensed Products or the results of any Research Program. For clarity, GNE shall not be permitted to publish or otherwise disclose any Confidential Information of Immunocore (excluding Joint Foreground IP) except as may be expressly permitted pursuant to Section 16.2 or Section 16.3; and

17.5.3      With respect to any paper or presentation proposed for disclosure by a Party which includes Confidential Information of the other, that other Party shall have the right to review and approve any such proposed paper or presentation. The publishing Party shall submit to the other the proposed publication or presentation (including, without limitation, posters, slides, abstracts, manuscripts, marketing materials and written descriptions of oral presentations) at least [***] prior to the date of submission for publication or the date of presentation, whichever is earlier, of any of such submitted materials. The reviewing Party shall review such submitted materials and respond to Immunocore as soon as reasonably possible, but in any case within [***] ([***] for abstracts) of receipt thereof. At the option of the reviewing Party, the publishing Party shall (a) delete from such

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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proposed publication or presentation any Confidential Information of the reviewing Party and/or (b) delay the date of such submission for publication or the date of such presentation for a period of time sufficiently long (but in no event longer than [***]) to permit the reviewing Party to seek appropriate patent protection. Once a publication has been approved by the reviewing Party, the publishing Party may make subsequent public disclosure of the contents of such publication without the further approval of the reviewing Party; provided, such content is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein.

17.6         No Right to Use Names. Except as expressly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name of “Immunocore”, “Genentech” or any other trade name, symbol, logo or trademark of the other Party in connection with the performance of this Agreement.

ARTICLE 18
REPRESENTATIONS

18.1         Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

18.1.1      it is validly organized under the laws of its jurisdiction of incorporation;

18.1.2      it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement;

18.1.3      the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

18.1.4      it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;

18.1.5      the performance of its obligations under this Agreement will not conflict with such Party’s charter documents or any Third Party agreement, contract or other arrangement to which such Party is a party; and

18.1.6      to the extent relevant to this Agreement, it follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and to the extent permissible under national or local laws requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

18.2         GNE Additional Warranties. GNE also represents and warrants to Immunocore that:

18.2.1      it has the legal right and power to extend the rights and licenses granted to Immunocore hereunder;

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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18.2.2      it will not grant during the Term, any right, license or interest in or to the GNE Background IP or the GNE Foreground IP, or any portion thereof, inconsistent with the rights granted to Immunocore herein;

18.2.3      prior to the Effective Date, if and to the extent a GNE Affiliate carried out any activities in relation to the Target under the Original Agreement, such activities were carried out in accordance with the subcontracting obligations specified therein; and

18.2.4      in developing, testing, manufacturing, selling and supplying any Licensed Product it will, and it will procure that its Sublicensees will, comply with all Applicable Laws.

18.3         Immunocore Additional Warranties. Immunocore also represents and warrants to GNE that:

18.3.1      it has the legal right and power to extend the rights granted to GNE hereunder; and

18.3.2      the Licensed Product IP includes all intellectual property rights and Know-How Controlled by Immunocore as at the Effective Date which are specific to the Licensed Products and/or MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds and Other MAGE-A4 Compounds;

18.3.3      the Immunocore Platform IP includes all intellectual property rights and Know-How Controlled by Immunocore as at the Effective Date which are reasonably necessary or useful for the purposes of researching, developing, making or commercializing Licensed Products, Companion Diagnostics and/or MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds and Other MAGE-A4 Compounds;

18.3.4      it will not grant during the Term, any right or interest in or to the Licensed Product IP, Immunocore Platform IP or Foreground IP to the extent that they relate to MAGE-A4 Compounds, Enhanced MAGE-A4 Compounds and Other MAGE-A4 Compounds or Licensed Products or Companion Diagnostics, or any portion thereof, inconsistent with the rights granted to GNE;

18.3.5      as of the Effective Date, it has no knowledge of any threatened or pending actions, lawsuits, claims or arbitration proceedings in any way relating to the Licensed Product IP, Companion Diagnostics or to the Immunocore Platform IP (to the extent relevant to the Licensed Product or Companion Diagnostic or MAGE-A4 Compound, Enhanced MAGE-A4 Compounds and Other MAGE-A4 Compounds or to performance of a Development Plan); provided, however, that nothing in this Section 18.3 shall be interpreted as requiring Immunocore to have undertaken any inquiries or to have obtained any freedom to operate opinion; and

18.3.6      in developing, testing, manufacturing, selling and supplying any Licensed Product it will, and it will procure that its Sublicensees will, comply with all Applicable Laws.

18.4         Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO PATENTS, KNOW-HOW, MATERIALS OR CONFIDENTIAL INFORMATION SUPPLIED BY IT TO THE OTHER PARTY HEREUNDER, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. NOTHING IN THIS SECTION SHALL PREVENT GNE CLAIMING DAMAGES FOR LOSS OF ROYALTIES ARISING AS A RESULT OF A BREACH OF THIS AGREEMENT BY IMMUNOCORE.

ARTICLE 19
INDEMNIFICATION

19.1            Indemnification. Subject to Section 19.3, Immunocore shall indemnify, defend and hold GNE, its Sublicensees and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other reasonable expenses of litigation) (collectively, “Loss” or “Losses”) arising, directly or indirectly out of or in connection with any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) relating to (a) breach by Immunocore of this Agreement including the representations and warranties under Article 18, (b) the failure of any Licensed Product supplied by Immunocore to comply with its applicable specification, (c) Immunocore’s negligent conduct in the defense of any Third Party Infringement Claim under Section 15.7.2; except, in each case, to the extent caused by the negligence or willful misconduct of GNE or its Sublicensees or any breach of this Agreement by GNE or its Sublicensees.

19.2            Indemnification. Subject to Section 19.3, GNE shall indemnify, defend and hold Immunocore and its Third Party licensees and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all Losses arising, directly or indirectly out of or in connection with any Third Party Claims) relating to (a) breach by GNE its Sublicensees or subcontractors of this Agreement including the representations and warranties under Article 18; (b) failure of any Licensed Product supplied by GNE to comply with its applicable specification; and (c) if Immunocore serves a Co-Funding Withdrawal Notice, the research, development, manufacture and commercialization of Licensed Products, and (d) GNE’s negligent conduct in the defense of any Third Party Infringement Claim under Section 15.7.2; except, in each case, to the extent caused by the negligence or willful misconduct of Immunocore or breach of this Agreement by Immunocore.

19.3            Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss and the Third Party Claim. The Indemnitor shall have ‘the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon a written opinion from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, in which case the Indemnitor shall pay the fees and expenses of one law firm serving as counsel for the Indemnitee in relation to such Third Party Claim. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this Article 19 shall not apply to any settlement of any Third Party Claims if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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of any obligation to the Indemnitee under this Section 19.3. It is understood that only GNE and Immunocore may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

19.4         Insurance.

19.4.1      Insurance Coverage. Subject to Section 19.4.4, each Party shall obtain and maintain comprehensive general liability insurance customary in the industry for companies of similar size conducting similar business, and in any case sufficient to cover its obligations,

19.4.2      Evidence of Insurance. Within [***] of signing this Agreement, each Party shall provide the other Party with its certificate of insurance evidencing the insurance coverage set forth Section 19.4.1. Each Party shall provide to the other Party at least [***] prior written notice of any cancellation, non-renewal or material change in any of such insurance coverage.

19.4.3      Product / Clinical Trial Liability Insurance: Pre-POC Development Plan. Commencing not later than [***] prior to the first use in humans of the first Licensed Product in accordance with the Pre-POC Development Plan, both Parties shall have and maintain such type and amounts of products / clinical trial liability insurance covering the development, manufacture, use and sale of Licensed Products as is normal and customary in the industry generally .for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for products / clinical trials liability as follows: (a) a minimum limit of [***] for any period during which the Parties or any of their Sublicensees are conducting a clinical trial(s) with any Licensed Product(s) within the scope of the Pre-POC Development Plan; and (b) a minimum limit of [***] for any period during which the Parties or any of their Sublicensees are selling any Licensed Product(s). Each of the above insurance policies shall be primary insurance.

19.4.4      Product / Clinical Trial Liability Insurance: Global Development Plan and. Commercialization. Commencing not later than [***] prior to the first dosing of the first Licensed Product in accordance with the Global Development Plan, GNE shall have and maintain such type and amounts of products / clinical trial liability insurance covering the development, manufacture, use and sale of Licensed Products as is normal and customary in the industry generally for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for products / clinical trials liability as follows: (a) a minimum limit of [***] for any period during which the Parties or any of their Sublicensees are conducting a clinical trial(s) with any Licensed Product(s) within the scope of the Global Development Plan; and (b) a minimum limit of [***] for any period during which the Parties or any of their Sublicensees are selling any Licensed Product(s). Each of the above insurance policies shall be primary insurance.

19.4.5      Election to Self-Insure. In the event that either Party is an entity which, together with its Affiliates, has worldwide revenues from pharmaceutical sales in excess of [***] per year, the obligations set forth in Section 19.4.1, 19.4.2 and 19.4.3 above shall not apply with respect to such Party, if such Party notifies the other Party in writing that it elects to provide coverage through a. commercially reasonable program of self-insurance and such self-insurance in the case of Section 19.4.3 is permitted under Applicable Laws; provided, however, that the obligations set forth in Section 19.4.1, 19.4.2 and 19.4.3 above shall resume with respect to such Party and its Affiliates, or successor-in-interest and its Affiliates, if such program of self-insurance is terminated or discontinued for any reason.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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19.5         Limitation of Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT IN RESPECT OF ANY BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 16 OR INDEMNIFICATION OBLIGATIONS UNDER THIS ARTICLE 19 FOR CLAIMS OF THIRD PARTIES. FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS SECTION SHALL LIMIT OR EXCLUDE ANY LIABILITY TO A THIRD PARTY FOR FRAUD BY ANY PARTY OR ANY LIABILITY ARISING AS A RESULT OF PERSONAL INJURY OR DEATH CAUSED BY NEGLIGENCE OF ANY PARTY.

ARTICLE 20
TERM; TERMINATION

20.1         Term. The term of this Agreement (“Term”) shall commence on the Effective Date and, unless sooner terminated as provided in this Article 20, shall continue in full force and effect, on a country-by-country and Licensed Product-by-Licensed Product basis until there is no remaining royalty payment or other payment obligation in such country with respect to such Licensed Product, at which time this Agreement shall expire with respect to such Licensed Product in such country. The Term shall expire on the date this Agreement has expired in its entirety with respect to all Licensed Products in all countries in the Territory.

20.2         Termination by Either Party for Material Breach. Either Party may terminate this Agreement by written notice to the other Party for any material breach of this Agreement by the other Party if, in the case of remediable breach, such material breach is not cured within [***] ([***] for payment defaults) after the breaching Party receives written notice of such breach from the non-breaching Party; provided, that if such breach is not capable of being cured within such [***] (or [***]) period, the cure period shall be extended for such amount of time that the Parties may agree in writing is reasonably necessary to cure such breach, so long as (1) the breaching Party is making Diligent Efforts to do so, and (2) the Parties agree on an extension within such [***] (or [***]) period. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (i) whether a breach is material or has occurred or (ii) the alleged failure to cure or remedy such material breach, and provides written notice of that dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions in Article 21, and the notifying Party may not so terminate this Agreement until it has been determined under Article 21 that the allegedly breaching Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within [***] (or such longer period as determined by the arbiter of such dispute resolution) after the conclusion of that dispute resolution procedure.

20.3         Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within [***] and where such petition, appointment or similar proceeding is not a part of any bona fide reorganisation of a Party or its Affiliates. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the United States Code or any foreign equivalents thereof (as used in this Section 20.3, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its

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capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as provided in this Section 20.3) and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.

20.4         Permissive termination by GNE. GNE may terminate this Agreement in its sole discretion at any time by providing [***] written notice to Immunocore at any time. Any payments (whether royalties or otherwise) which have become due or relate to any Net Sales made prior to date of termination, shall remain due and owing following termination and become immediately payable on termination.

20.5         [***]. If GNE, its Sublicensees or their Controlled Affiliates voluntarily commence proceedings (whether before a regulatory or administrative body or a court) anywhere in the world, or voluntarily assists any Third Party in commencing or participating in proceedings (whether before a regulatory If GNE, its Sublicensees or their Controlled Affiliates [***], then either (i) GNE, its Sublicensee or their Controlled Affiliate shall [***], or (ii) [***], Immunocore shall have the right to terminate this Agreement on [***] written notice to GNE; [***].

20.6         Effects of Termination in General. Upon the termination of this Agreement by a Party the following will apply with regard to the Licensed Product and any Companion Diagnostic that is being developed or commercialised by the Parties hereunder as it exists on the effective date of termination (the “Terminated Product”):

20.6.1      For purposes of this Section 20.6 “Termination Effective Date” means the effective date of such termination.

20.6.2      Accrued Rights and Obligations. Expiration or termination of this Agreement in its entirety for any reason shall not release either Party hereto from any liability (including any payment obligations) which, as of the Termination Effective Date, had already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the Termination Effective Date.

20.6.3      Termination of Licenses. Upon termination of this Agreement, all licenses under this Agreement (except the license set forth in Section 9.1.1(b)) shall terminate as of the Termination Effective Date.

20.6.4      Continuation of Sublicenses. Upon termination by Immunocore of this Agreement, Immunocore agrees that on request from any Sublicensee it will grant to such Sublicensee a license on the same terms as set out in this Agreement (including all event payments and royalty payments) in relation to any Immunocore rights previously licensed to such Sublicensee. Unless otherwise

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explicitly agreed in writing, Immunocore shall not agree to vary or amend the terms of the licenses granted hereunder or take on any additional or further obligations or burdens.

20.6.5      Clinical Trials. In the event GNE terminates this Agreement in accordance with Section 20.2 or 20.3, any ongoing Clinical Trial shall be wound down in accordance with the protocol for such Clinical Trial and in such a way as to minimise any patient harm and at all times in accordance with all Applicable Laws.

20.6.6      Return of Confidential Information. It is understood and agreed, that each Party shall have a continuing right to use Confidential Information of the other Party under any surviving licenses pursuant to Article 9 and/or this Section 20.6. Subject to the foregoing, following expiry or any early termination of this Agreement, the Party that has Confidential Information of the other Party shall destroy (at such Party’s written request) all such Confidential Information in its possession as of the effective date of expiration (with the exception of one copy of such Confidential Information, which may be retained by the legal department of the Party that received such Confidential Information to confirm compliance with the non-use and non-disclosure provisions of this Agreement), and any Confidential Information of the other Party contained in its laboratory notebooks or databases, provided that each Party may retain and continue to use such Confidential Information of the other Party to the extent necessary to exercise any surviving rights, licenses or obligations under this Agreement.

20.6.7      Inventory at Termination. Upon termination of this Agreement and for a period of [***] following such termination, GNE and its permitted Sublicensee shall have the right to sell or otherwise dispose of all inventory of Licensed Products in all countries then in its stock, subject to the applicable royalty payments due under this Agreement, and any other applicable provisions of this Agreement, and Immunocore covenants not to sue GNE or its permitted Sublicensee for infringement under any of the Patents that were licensed by Immunocore to GNE immediately prior to such termination with respect to such activities conducted by GNE or its permitted Sublicensee pursuant to this Section 20.6.7. Following expiry of such [***] period, GNE shall provide any remaining stock to Immunocore and Immunocore shall be entitled to sell, supply such stock in its absolute discretion either directly or through any Third Party. Save where termination results from a material breach by GNE (in which case any stock shall be provided free of charge to Immunocore), Immunocore will reimburse GNE for the cost of manufacture of any remaining stock (as evidenced by a Third Party invoice or other written evidence of cost incurred).

20.6.8      Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, the provisions of Articles 1, 16, 17, 18, 19 (provided with respect to Articles 18 and 19, only with respect to those claims that arise from the acts or omissions of a Party prior to the effective date of termination or expiration), 21 and 22 and Sections 4.2.3, 9.1.1(b), 9.1.6, 9.3, 10.3.2, 13.5.7, 14.7.1, 15.2.2, 20.1, 20.6, 20.7 shall survive any termination or expiration of this Agreement. In addition, Articles 13 and 14 shall survive with respect to any outstanding unpaid amounts that accrued prior to any termination or expiration of this Agreement.

20.7         Termination of this Agreement [***]. In the event of termination of this Agreement [***], GNE shall grant to Immunocore a right to negotiate the commercially reasonable terms under which GNE may grant Immunocore the right for a transfer of all material activities including any ongoing Clinical Trials directly relating to the Terminated Product(s) and a license under the GNE Reversion IP for such Terminated Product(s) (collectively, the “RON”). Immunocore shall have [***]

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following the effective date of such termination to notify GNE in writing as to whether Immunocore elects to exercise its RON.

20.7.1      RON Notice and Data Packages.

(a)           If written notice is given that Immunocore does not want to exercise such RON, or written notice is not given by Immunocore to GNE within said [***] period, the RON granted to Immunocore under this Section 20.7.1 shall expire at the end of such [***].

(b)          If GNE receives written notice from Immunocore within such [***] period that Immunocore elects to exercise such RON,

(i)               GNE shall, within [***] following the date of such Immunocore notice, provide copies to Immunocore (at GNE’s expense), of [***] (the “Initial Terminated Product Data Package”);

(ii)             Immunocore and GNE shall discuss (in person, by phone and/or by email), within [***] following delivery of the Initial Terminated Product Data Package, the key business and financial terms under which they would propose to form the basis of the Transfer Agreement (the “Key Business Terms”);

(iii)            Following delivery of the Initial Terminated Product Data Package and during discussion of the Key Business Terms, Immunocore shall notify GNE of any additional information that is reasonably necessary for Immunocore to evaluate the RON. Following receipt of such notice, GNE shall provide to Immunocore such additional information (the “Secondary Data Package”). Any transfer of such additional information shall be at GNE’s expense. Any such notice and transfer shall be completed within [***] (or such longer period as mutually agreed) following delivery of the Initial Terminated Product Data Package and discussion of the Key Business Terms;

(iv)              It is understood and agreed that any such transfer of the Initial Terminated Product Data Package and Secondary Data Package (collectively, the “Data Packages”) to be limited to no more than [***] GNE personnel hours (with such personnel solely to be utilized solely to review, organize and transfer such Data Packages). In the event that any additional GNE assistance is required, Immunocore shall reimburse GNE its direct costs and expenses and pay GNE for its FTE time and effort incurred in providing such additional assistance at GNE’s FTE rate for each applicable role/activity type, being such rate applicable at the time of provision for GNE’s provision of such services to Third Parties. GNE shall use reasonable efforts to provide the assistance under this Section as reasonably requested by Immunocore and in any event as soon as such resource can reasonably be made available. For the avoidance of doubt, GNE shall not be obligated to generate any new data or reports that did not exist at the time the notice of termination was provided to Immunocore;

(v)             Immunocore shall have the right to use the Data Packages solely to evaluate whether to negotiate the RON, and for no other purpose;

(c)          RON Negotiations. Immunocore shall have the right, following delivery of the last of the Data Packages from GNE to Immunocore, for [***] (or such longer period as mutually agreed) to negotiate in good faith with GNE the terms under which GNE may grant Immunocore the right for a transfer of all material activities directly relating to the Terminated Product, including

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transfer of ongoing Clinical Trials and a license under the GNE Reversion IP for such Terminated Product (the “Transfer Agreement”); provided:

(i)               if the Parties are unable to agree on the terms of the Transfer Agreement within such period, Immunocore may submit such dispute to arbitration for resolution as provided in Section 20.7,5 below;

(ii)             the rights to discuss and/or negotiate granted to Immunocore under Section 20.7.2(c) with respect to GNE Background Patents that are useful, but not necessary, for the manufacture, use, sale, offer for sale, or import of a Terminated Product, including without limitation any dispute as to GNE’s election to grant or not grant Immunocore any rights under such GNE Background Patents, including the scope and/or terms thereof, shall expire at the end of such [***] period (or such longer term as mutually agreed) [***]. Without limiting the foregoing, GNE shall have no obligation to grant, and Immunocore shall have no rights to obtain, a license to GNE Background Patents that are useful, but not necessary, for the manufacture, use, sale, offer for sale, or import of a Terminated Product if a written agreement on commercially reasonable terms is not concluded within such [***] period (or such longer term as mutually agreed). For clarity, a GNE Background Patent shall be deemed to be “necessary” if the manufacture, use, sale, offer for sale or import of a Terminated Product would infringe such GNE Background Patent as at the Termination Effective Date; and

(iii)            the Transfer Agreement shall be subject to laws of England and Wales and arbitration in accordance with Article 21 and Section 22.1 of this Agreement.

20.7.2      Certain Terms. In this Section 20.7.2:

(a)           “GNE Reversion IP” means the GNE Patents, GNE Know-How, GNE Regulatory Information and GNE Background Patents, that are Controlled by GNE or Sublicensees as of (i) the effective date of termination of this Agreement);

(b)           “GNE Patents” means those claims within a Patent [***];

(c)           “GNE Know-How” means Know-How [***];

(d)           “GNE Regulatory Information” means any document [***]; and

“GNE Background Patents” means those claims within Patents [***].

20.7.3      GNE Reversion IP Limitations. It is understood and agreed that the grant of the license under the GNE Reversion IP may be: [***].

20.7.4      Manufacturing Limitations. Under the Transfer Agreement, Immunocore shall be responsible (at its cost) for manufacturing the Terminated Product for clinical use and commercial sale; provided, to the extent GNE provides to Immunocore a cell-line proprietary to GNE for the manufacture of the Terminated Product, that manufacture of the Terminated Product [***] by a Third Party contract manufacturing organization [***] (the “Authorized CMO”). Alternatively, upon Immunocore’s written request, GNE shall [***]. GNE shall facilitate the transfer of any technology required to manufacture the Terminated Product to any such Authorized CMO in order to enable such Authorized CMO to manufacture Terminated Product on behalf of Immunocore. Immunocore

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shall enter into a manufacturing supply agreement with the Authorized CMO and shall be responsible for all costs and other obligations related to the manufacture and supply of the Terminated Product by the Authorized CMO to Immunocore. If a Terminated Product is being manufactured (whether for clinical use or commercial scale) by GNE (and not by an Authorized CMO) at the time of such termination, the Parties shall also negotiate in good faith the terms and timelines under which GNE would continue to manufacture such Terminated Product until a manufacturing transfer to an Authorized CMO has been completed, and GNE will use commercially reasonable efforts to accommodate Immunocore’s supply demands. Immunocore will use commercially reasonable efforts to effect the manufacturing transfer to the Authorized CMO as quickly as possible.

20.7.5      Baseball-Style Arbitration. If the Parties are unable to agree on the terms of the Transfer Agreement, Immunocore may submit such dispute to arbitration for resolution in accordance with the following provisions:

(a)             Immunocore shall notify GNE of its decision to initiate the arbitration proceeding pursuant to this Section 20.7.5 through written notice to GNE within the [***] negotiation period specified in Section 20.7.1(c) above.

(b)             Within [***] following GNE’s receipt of such notice, the Parties shall use commercially reasonable efforts to agree on an independent Third Party expert with at least [***] of experience in the licensing of pharmaceutical compounds or products. If the Parties cannot agree on such expert within such time period, each Party shall nominate one independent expert within such [***] period, and the two experts so selected shall nominate the final independent expert within [***] of their nomination. If the two experts so selected cannot agree on the final independent expert, such final independent expert shall be nominated by the President of the Chamber of Commerce of London. For the avoidance of doubt, it is understood and agreed that such final independent expert should have at least [***] of experience in the licensing of pharmaceutical compounds or products.

(c)             Within [***] of its appointment, the expert shall set a date for the arbitration, which date shall be no more than [***] after the date the arbitration is demanded under Section 20.7.5;

(d)             The arbitration shall be “baseball-style” arbitration; accordingly, at least [***] prior to the arbitration, each Party shall provide the expert with a written agreement on the terms the Transfer Agreement suggested by it. Such written agreement may be no more than [***], and must clearly provide and identify the Party’s position with respect to the disputed matter.

(e)             after receiving both Parties’ written agreements, the expert will distribute each Party’s written agreement to the other Party, [***] in advance of the arbitration, the Parties shall submit and exchange response briefs of no more than [***]. The Parties’ briefs may include or attach relevant exhibits in the form of documentary evidence, any other material voluntarily disclosed to the other Party in advance, or publicly available information. The Parties’ briefs may also include or attach demonstratives and/or expert opinion based on the permitted documentary evidence;

(f)              the arbitration shall consist of a [***] hearing of no longer than [***], such time to be split equally between the Parties, in the form of presentations by counsel and/or employees and officers of the Parties. No live witnesses shall be permitted except expert witnesses whose opinions were provided with the Parties’ briefs;

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(g)             no later than [***] following the arbitration, the experts shall issue their written decision. The experts shall select one Party’s written agreement as their decision, and shall not have the authority to render any substantive decision other than to select the written agreement submitted by either GNE or Immunocore. The experts shall have no discretion or authority with respect to modifying the positions of the Parties. The experts’ decision shall be final and binding on the Parties and the written agreement selected by the experts shall constitute a binding agreement between the Parties that may be enforced in accordance with its terms. Each Party shall bear its own costs and expenses in connection with such arbitration, and shall share equally the experts’ fees and expenses;

(h)             the violation of the time limits prescribed in this Section 20.7.5 by the expert shall not affect the experts’ competence to decide on the subject matter, and shall not affect the final and binding decision rendered by the experts, unless otherwise agreed by the Parties; and

(i)               the above “baseball-style” arbitration shall be the exclusive remedy of either Party if the Parties cannot agree on the agree on the terms of the Transfer Agreement under this Section 20.7.5.

ARTICLE 21
DISPUTE RESOLUTION

21.1         Disputes. “Party” or “Parties” in this Article 21 shall mean GNE and Immunocore. Immunocore and GNE recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, (each, a “Dispute”) may from time to time arise during the Term. Unless otherwise specifically recited in this Agreement, such Disputes between Immunocore and GNE will be resolved as recited in this Article 21. In the event of the occurrence of such a Dispute, the Parties shall first refer such Dispute to their respective Alliance Managers for attempted resolution by such Alliance Managers within [***] after such referral. If such Dispute is not resolved within such [***] period, either Immunocore and GNE may, by written notice to the other, have such Dispute referred to their respective officers designated below, or their respective designees, for attempted resolution within [***] after such notice is received. Such designated officers are as follows:

For GNE —                                               [***]

For Immunocore —                                 [***]

In the event the designated officers, or their respective designees, are not able to resolve such Dispute within [***] of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 21.2.

21.2         Arbitration

21.2.1      Rules. Except as otherwise expressly provided in this Agreement (including under Section 21.3), the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 21.1 shall be resolved through binding arbitration conducted by the International Chamber of Commerce in accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce (for purposes of this Article 21, the “Rules”), except as modified in this Agreement, applying the substantive law specified in Section 22.1.

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21.2.2      Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator. All three (3) arbitrators shall serve as neutrals and have at least [***] of (a) dispute resolution experience (including judicial experience) and/or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under Section (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in London, England. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be translated into English and accompanied by the original or a true copy thereof.

21.2.3      Procedures; Awards. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may determine any person as necessary. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, notwithstanding any provision of Applicable Law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any Party.

21.2.4      Costs. The prevailing Party, as determined by the arbitrators, shall be entitled to [***]. In determining which Party “prevailed,” the arbitrators shall consider (i) the significance, including the financial impact, of the claims prevailed upon and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall order that the Parties (1) share equally the fees and expenses of the arbitrators and (2) bear their own attorneys’ fees and associated costs and expenses.

21.2.5      Interim Equitable Relief. Notwithstanding anything to the contrary in this Section 21.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Article 21, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 21.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.

21.2.6      Protective Orders; Arbitrability. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability.

21.3         Subject Matter Exclusions. Notwithstanding the provisions of Section 21.2, any Dispute not resolved internally by the Parties pursuant to Section 21.1 that involves the validity or infringement of a Patent Covering a Licensed Product (a) that is issued in the United States shall be

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subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

21.4         Continued Performance. Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

ARTICLE 22
MISCELLANEOUS

22.1         Applicable Law. This Agreement (including the arbitration provisions of Section 21.2) shall be governed by and interpreted in accordance with the laws of England and Wales, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

22.2         Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) on the date of receipt, if sent by a facsimile (with delivery confirmed); or (c) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested. Any notice sent via facsimile shall be followed by a copy of such notice by private express courier or by first class mail. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 22.2 by sending written notice to the other Party.

If to GNE:	Genentech, Inc.
Attn: [***]
Fax: [***]
Phone: [***]

with required copies (which shall not constitute notice) to:

Genentech, Inc.
Attn: [***]
Fax: [***]

If to Immunocore:	Immunocore Limited
Attn: Chief Executive Officer
101 Park Drive
Milton Park
Abingdon
Oxon
United Kingdom
OX14 4RY
Fax: [***]

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If to Roche:	F. Hoffmann-La Roche Ltd.
Attn: [***]
Fax: [***]

and

F. Hoffmann-La Roche Ltd
Attention: [***]
Fax: [***]

22.3         Assignment. None of the Parties may assign or otherwise transfer, in whole or in part, this Agreement without the prior written consent of the non-assigning Parties such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, a Party may assign this Agreement to (i) an Affiliate or (ii) any purchaser of all or substantially all of the assets of such Party, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation or re-organisation of such Party with or into such corporation or entity, provided that the Party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. Immunocore may also transfer the Licensed Product IP and/or Immunocore Platform IP or its share in the Foreground IP to any Affiliate that is controlled by or controls Immunocore and provided that any transfer is explicitly subject to this Agreement, A copy of such written agreement by such assignee shall be provided to the non-assigning Party within [***] of execution of such written agreement, subject in each case to any confidentiality restrictions. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns.

22.4         Non-solicit. Neither Immunocore on the one hand, nor GNE on the other hand shall (except with the prior written consent of the other Party knowingly solicit or entice away (or attempt to solicit or entice away) from the employment of the Other Party any person employed or engaged by such Other Party in the provision of its obligations under any Research Program or Development Program during the course of any Research Program or Development Program, as the case may be, and for a further period of [***] from expiry, termination or completion of such program; provided that this Section 22.4 shall not apply to advertisements of a general nature placed in newspapers, trade publications or online. If a Party does breach this Section 22.4 it agrees and accepts that the Other Party will suffer damage and as a minimum it agrees to pay liquidated damages equivalent to two year’s basic salary or the annual fee that was paid by the Other Party to the relevant employee. The liquidated damages set out in this Section does not prevent the Other Party claiming damages in the ordinary course in relation to a breach of this Section 22.4. For the purposes of this Section 22.4, “Other Party” shall mean GNE if Immunocore is the Party soliciting or enticing away a person from employment and Immunocore if GNE is the Party soliciting or enticing away a person from employment.

22.5         Independent Contractors. The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

22.6         Integration. Except to the extent expressly provided herein, this Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter

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of this Agreement (including the term sheets exchanged by and between Immunocore and GNE). Nothing in this Section 22.6 shall exclude any liability for fraud or fraudulent misrepresentation. All Parties confirm that save as explicitly stated in this Agreement they have not relied upon or been induced to enter into this Agreement in reliance upon any warranty or representation made by any of the other Parties, save to the extent explicitly set out in this Agreement.

22.7         Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of all Parties. No course of dealing or failing of a Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.

22.8         Survival of Prior Agreements. As of the Effective Date, it is understood and agreed that the Original Agreement and the Second Agreement, as each was amended, shall survive in full force and effect.

22.9         Further assurance. All Parties shall and shall use all reasonable endeavors to procure that any necessary Third Party shall promptly execute and deliver such further documents and do such further acts as may be required for the purpose of giving full effect to this Agreement.

22.10        Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, section, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, section, clause or combination or part of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

22.11        No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.

22.12        Costs of Agreement. The Parties shall each bear all of their respective costs and expenses incurred in connection with the negotiation and preparation of this Agreement and its Exhibits and any ancillary documents referenced herein, and in respect of the consummation of the transactions contemplated hereunder.

22.13        Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

22.14        Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the Exhibits; (c) the word “law” or “laws” means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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or other legally binding requirement of a governmental authority (including a court, tribunal, agency, legislative body or other instrumentality of any (i) government or country or territory, (ii) any state, province, county, city or other political subdivision thereof, or (iii) any supranational body); (d) all references to the word “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in. nature; (f) the singular shall include the plural and vice versa; and (g) the word “or” has the inclusive meaning represented by the phrase “and/or”. All references to days, months, quarters or years are references to calendar days, calendar months, calendar quarters, or calendar years.

22.15        Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows — the rest of this page intentionally left blank.]

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

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IN WITNESS WHEREOF, Immunocore, GNE and Roche have executed this Agreement by their respective officers hereunto duly authorized, on the Effective Date,

IMMUNOCORE LIMITED

By:	/s/ Andrew Hotchkiss

Name:	Andrew Thomas Hotchkiss

Title:	CEO

GENENTECH, INC,

By:	/s/ Edward Harrington

Name:	Edward Harrington

Title:	Chief Financial Officer

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Stefan Arnold	By:	/s/ Dr. Franziska Bächler

Name:	Stefan Arnold	Name:	Dr. Franziska Bächler

Title:	Head Legal Pharma	Title:	Authorized Signatory

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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EXHIBIT A

CERTAIN PATENTS

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Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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EXHIBIT B

[***]

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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EXHIBIT C

INITIAL PRE-POC DEVELOPMENT PLAN AND BUDGET

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Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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EXHIBIT D

AGREED FORM OF PRESS RELEASE

a broad international investor base. For more information, please visit www.immunocore.com.

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Exhibit E

Initial CMC Plan

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Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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[***]

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Exhibit F

Material and Technology Transfer Deliverables

[***]

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Exhibit G

Modified Financial Terms for Other MAGE-A4 Compounds

Article 13 of the Agreement shall be amended as follows with regard to Licensed Products containing Other MAGE-A4 Compounds:

The table of milestones in Section 13.3.1 shall be deleted and replaced with the following:

Event	Event Payment (US$)
	1st Indication	2nd Indication	3rd Indication
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[***]	[***]	[***]	[***]
Total Potential Event Payments:	[***]	[***]	[***]

Section 13.3.2 (c) shall be deleted and replaced with the following new Section 13.3.2 (c):

13,3.3 (c).             For the avoidance of doubt, GNE’s (including where such obligation arises as a result of actions by any Sublicensee) cumulative obligation under Section 13.3.1 with respect to the: (i) first Licensed Product in the first Indication shall in no event exceed [***]; (ii) first Licensed Product in the second Indication shall in no event exceed [***]; and (iii) first Licensed Product in the third Indication shall in no event exceed [***],

Section 13.3.2(f) shall be deleted and replaced as follows:

13.3.2(f)	Notwithstanding the payment obligations set forth in Section 13.3.1 above, Event Payments shall only be due under:

(i)           Section 13.3.1(c), if the Licensed Product that achieves such Event is Covered by a Valid Claim [***] at the time of achievement of such Event; provided, if no Valid Claim [***] Covers the Licensed Product at the time of achievement of such Event, such Event

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Payment shall be accrued at the time of such achievement, but shall not be due and payable unless and until such time as a Valid Claim [***] Covering such Licensed Product. Any obligation to accrue payments under this Section shall cease once all patent applications Covering the relevant Licensed Product existing at the date of the Event in Section 13.3.1(c) and which if issued would constitute a Valid Claim have either lapsed, been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealed or appealed within the time allowed for appeal.

(ii)          Section 133.1(d), (e) (f), (g), (h) or (i), if the Licensed Product that achieves such event is Covered by a Valid Claim in such country at the time of achievement of such Event.

Section 13.4.1 shall be deleted and replaced with the following:

Net Sales Event Payments. Subject to the terms of Section 13.4.2, GNE shall pay Immunocore the following one-time Milestone Payments per Licensed Product upon each Licensed Product achieving the following Net Sales Events (whether such achievement is by GNE or its Sublicensees):

	Net Sales Event	Milestone Payment (in US dollars)
(a)	[***]	[***]
(b)	[***]	[***]
(c)	[***]	[***]
(d)	[***]	[***]

Milestone Payments under this Section shall be due only once for the first Licensed Product. For the avoidance of doubt, GNE’s and its Sublicensees’ cumulative obligation under this Section 13.4.1 shall in no event exceed [***]).

Sections 13.5.1 and 13.5.2 and 13.5.3 shall be deleted and replaced with the following:

13.5.1       Valid Claim Products. GNE or its Sublicensees shall pay Immunocore, on a Licensed Product-by-Licensed Product and country-by-country basis, and subject to the terms of Section 13.5.2. through 13.5.7, the following royalties on annual worldwide Net Sales of Licensed Products by GNE and its Sublicensees, which at the time of sale or supply, are Covered by a Valid Claim in the country in which such Licensed Product is sold:

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Annual Worldwide Net Sales (in US Dollars)	Royalty Rate Percentage
Up to [***]:	[***]
Portion equal to or greater than [***] and less than [***]:	[***]
Portion equal to or greater than [***]and less than [***]:	[***]
Portion equal to or greater than [***]and less than [***]:	[***]
Portion greater than [***]:	[***]

13.5.2                 Know-How Products. If in any calendar quarter, the sale of a Licensed Product is not Covered by a Valid Claim in the country in which such Licensed Product is sold, then GNE or its Sublicensees shall pay to Immunocore, on a Licensed Product-by-Licensed Product and country-by-country basis, and subject to the terms of Section 13,5.4 through 13.5.7, a royalty equivalent to [***]of the amounts specified in Section 13.5.1 on annual worldwide Net Sales of such Licensed Product.

13.5.3                 Not Used.

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.